UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2003

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds I N T E R N A T I O N A L E Q U I T Y F U N D S Annual Report August 31, 2003 Long-term capital growth potential through investments in equity markets located around the world.

Goldman Sachs International Equity Funds GOLDMAN SACHS EUROPEAN EQUITY FUND GOLDMAN SACHS INTERNATIONAL EQUITY FUND GOLDMAN SACHS JAPANESE EQUITY FUND GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND GOLDMAN SACHS EMERGING MARKETS EQUITY FUND GOLDMAN SACHS ASIA GROWTH FUND NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs' International Equity Investment Process?

The Goldman Sachs International Equity Teams combine global resources and local market expertise. We believe that collaboration among research analysts organized into global sector teams provides a competitive advantage when managing regional and multi-regional portfolios. Our goal is to deliver international diversification and strong, consistent investment results through a disciplined investment process that focuses on a combination of local research insight and global perspective, bottom-up stock selection and disciplined portfolio construction.

GOLDMAN SACHS' INTERNATIONAL EQUITY INVESTMENT PROCESS


1
GLOBAL RESEARCH TEAMS
2
BOTTOM-UP STOCK SELECTION
3
DISCIPLINED PORTFOLIO CONSTRUCTION

1 GLOBAL RESEARCH TEAMS

- Research teams based in London, Tokyo, Singapore, New York and Tampa with analysts organized into global sector teams
- Intensive dialogue between regional research analysts and portfolio managers creates a global perspective of industry trends and allows us to identify investment opportunities
- Global perspective informed by local market expertise

2 BOTTOM-UP STOCK SELECTION

Our research teams identify quality companies, extensively evaluate their businesses and seek the following criteria:

- Possess strong market positions and enduring business franchises
- Led by skilled managers who think and act like owners
- Ability to generate high or improving returns on capital
- Trade at a discount to our analysis of fair value

3 DISCIPLINED PORTFOLIO CONSTRUCTION

Portfolio construction is particularly important when constructing capitalization- and region-specific portfolios. Advantages of our stringent portfolio construction process include:

- Effective implementation of research views
- Appropriate distribution of risk across portfolios
- Consistency of overall return

RESULT

International equity portfolios that offer:

- Access to markets across the world
- Region- or capitalization-specific diversification opportunities
- Confidence that portfolio managers have hands-on knowledge of each company

1

P O R T F O L I O R E S U LT S European Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs European Equity Fund during the one-year reporting period that ended August 31, 2003. Performance Review Over the one-year period that ended August 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 7.74%, 7.23%, 7.09%, 8.49%, and 7.96%, respectively. These returns compare to the 9.10% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (“MSCI Europe Index”) (unhedged) (with dividends reinvested). The European equity markets were characterized by continued volatility during the reporting period. September 2002 saw a decline in the MSCI Europe Index followed by improved economic data and monetary stimulus. This led to a rally in the fourth quarter 2002. However, the increasing likelihood of war in the Middle East and weaker consumer data led to a decline in the market during the first quarter of 2003. Since then, investors have begun to focus more of their attention on economic drivers and fundamental developments in the markets. Recent share issues have been enthusiastically received and merger and acquisition activity has increased. During the reporting period, the Fund’s holdings in the Health Care and Industrial sectors detracted from performance, while more positive relative results were generated in the Financial, Consumer Discretionary, and Information Technology sectors. At the stock specific level, BAA PLC, the largest global airport company, hurt results. The company’s shares were negatively affected by disappointing earnings numbers, a ratings downgrade by Moody’s, and investors’ focus on higher risk stocks. Within the Materials sector, an overweight position in Lafarge SA also detracted from performance. Lafarge produces and distributes cement, lime, concrete, gypsum, and specialty products. The company issued a profit warning during the first quarter 2003 and it has been unable to achieve reasonable returns from its acquisition of Blue Circle due to general market weakness. However, we continue to overweight the firm as it has successfully reinvested cash from its high margin domestic business into global markets and has built strong positions in selected emerging cement markets. The Fund’s overweight position in ASML Holdings NV, a supplier of lithography systems to the semi-conductor industry, was a positive contributor to performance. The company reported strong first quarter results with solid growth in bookings and backlog despite the continued difficult environment for semiconductor manufacturers. The shares have performed well on the back of market hopes for an upswing in the semi-conductor industry cycle and increased expectations of an improvement in orders. The Fund’s overweight position in European Aeronautic Defense & Space Co. (EADS), a French aviation company that owns Airbus, was also a positive contributor to performance. The company benefited as investor fears over the impact of the conflict in Iraq and SARS began to subside. In addition, the European Union announced budgetary increases for rockets and satellites and Germany moved to acquire a new line of military aircraft from EADS.

P O R T F O L I O R E S U LT S Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Total SA — Though the Fund remained underweight in the Energy sector, the Fund maintained a select overweight position in Total SA. We believe that the restructuring of the company’s chemicals division could substantially reduce its costs and it could benefit from faster earnings growth relative to its peer group. Novartis AG — The Fund holds an overweight position in Novartis, a global drug company. The company is led by strong management, particularly its divisional heads, and maintains a solid product development pipeline. Several of the company’s recently approved drugs are still in their early growth phase (providing strong momentum) and many of its products are highly sales-generative. Royal Bank of Scotland Group PLC — The Fund’s overweight position in Royal Bank of Scotland enhanced results. The company has demonstrated excellent execution in the integration of its acquisition of Nat West. It has also shown above-average growth as it improves its balance sheet and enhances its efficiency. We thank you for your investment and look forward to your continued confidence. Goldman Sachs European Equity Investment Team London, September 15, 2003

FUND BASICS

European Equity Fund

as of August 31, 2003

Assets Under Management

$38.6 Million

Number of Holdings

40

NASDAQ SYMBOLS

Class A Shares

GSEAX

Class B Shares

GSUBX

Class C Shares

GSUCX

Institutional Shares

GSEIX

Service Shares

GEESX

PERFORMANCE REVIEW

September 1, 2002–August 31, 2003	Fund Total Return (based on NAV)[1]	MSCI Europe Index (unhedged)[2]
Class A	7.74%	9.10%
Class B	7.23	9.10
Class C	7.09	9.10
Institutional	8.49	9.10
Service	7.96	9.10

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The MSCI Europe Index (unhedged) (with dividends reinvested) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/03	Class A	Class B	Class C	Institutional	Service
One Year	-10.30%	-10.24%	-6.46%	-4.48%	-4.98%
Since inception (10/1/98)	-1.17	-0.92	-0.50	0.61	0.17

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/03[4]

Holding	% of Net Assets	Line of Business
Total SA	6.3%	Energy
Novartis AG	5.1	Pharmaceuticals & Biotechnology
Anglo Irish Bank Corp. PLC	4.5	Banks
L'Oreal SA	4.3	Household & Personal Products
Vodafone Group PLC	4.0	Telecommunication Services
GlaxoSmithKline PLC	3.6	Pharmaceuticals & Biotechnology
Credit Agricole SA	3.6	Banks
Royal Bank of Scotland Group PLC	3.4	Banks
Credit Suisse Group	3.2	Diversified Financials
Lafarge SA	3.2	Materials

[4] The top 10 holdings may not be representative of the Fund's future investments.

4

P O R T F O L I O R E S U LT S International Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs International Equity Fund during the one- year reporting period that ended August 31, 2003. Performance Review Over the one-year period that ended August 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 4.69%, 4.17%, 4.17%, 5.39%, and 4.93%, respectively. These returns compare to the 9.58% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) (unhedged) (with dividends reinvested). During the reporting period, the Fund underperformed its benchmark. This was largely the result of poor stock selection in a number of sectors. In particular, holdings in stocks such as Securitas AB and several Japanese holdings caused the Fund to underperform its benchmark. Securitas, a global leader in security services, detracted from performance over the period. Even though it reported strong margin improvement in its U.S. operations, sales growth was negligible. While management confirmed that this is in line with their strategy — upon entering a new region, most of the growth comes from price, often at the expense of volume — the market fears that it will not be able to replicate the Securitas model in the U.S. In addition to this concern, the resignation of the head of the U.S. operations did not help sentiment. We believe in the company’s ability to implement its strategy over the medium term and believe that, for a high quality company, its valuation remains attractive. Several Japanese positions detracted from performance in April and May 2003 as the effects of SARS, tension about Korea, and the impact of pension fund legislation change hurt Japanese large-cap stocks in general. Furthermore, the Fund’s more defensive holdings such as Kao (household products) and Takeda Chemical Industries Ltd. (pharmaceuticals) lagged the rest of the Japanese market during its rally. At the end of August 2003, we exited our position in Kao and continue to closely monitor Takeda Chemical. Portfolio Composition Throughout the period, we continued to focus on those companies that have strong franchises and balance sheets that generate free cash flow. We believe these types of organizations have the potential to perform well across the market cycle. Our stock selection has led to overweight positions in Information Technology, Telecommunication Services and Financials stocks and underweight positions in the Utilities, Materials, Energy and Consumer Discretionary sectors.

P O R T F O L I O R E S U LT S Portfolio Highlights While the Fund underperformed its benchmark during the reporting period there were a number of holdings that enhanced results, including the following: VNU NV — VNU is the world’s largest market research company with its ACNielsen and Nielsen Market Research brands. The company’s stock price rose during the first quarter 2003 after it reported strong earnings. VNU is a market leader in three key media segments: market research, directories, and business magazines, each of which offers attractive growth opportunities. The Fund continues to maintain an overweight position in the company given its strong fundamentals and our belief that the Media sector will benefit from an upturn in the global economy. SAP AG — SAP, Europe’s largest software provider and a leader in the enterprise software market, contributed to positive performance following results that exceeded analysts’ expectations. Margins were better than forecasted due to operational cost cutting and management’s positive outlook. European Aeronautic Defense & Space Co. (EADS) — EADS, a French aviation company that owns Airbus, was a top contributor to performance, as investor fears over the impact of the conflict in Iraq and SARS subsided. Additionally, the company benefited from the European Union’s recently announced budgetary increases for rockets and satellites as well as Germany’s decision to acquire a new line of military aircraft from the firm. As always, we appreciate your confidence and look forward to serving your investment needs in the future. Goldman Sachs London Active Equity Team London, September 15, 2003

FUND BASICS

International Equity Fund

as of August 31, 2003

Assets Under Management

$551.2 Million

Number of Holdings

88

NASDAQ SYMBOLS

Class A Shares

GSIFX

Class B Shares

GSEBX

Class C Shares

GSICX

Institutional Shares

GSIEX

Service Shares

GSISX

PERFORMANCE REVIEW

September 1, 2002–August 31, 2003	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (unhedged)[2]
Class A	4.69%	9.58%
Class B	4.17	9.58
Class C	4.17	9.58
Institutional	5.39	9.58
Service	4.93	9.58

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The MSCI EAFE Index (unhedged) (with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/03	Class A	Class B	Class C	Institutional	Service
One Year	-13.19%	-13.13%	-9.49%	-7.47%	-7.97%
Five Years	-6.46	-6.25	-5.87	-4.78	-5.25
Ten Years	3.07	N/A	N/A	N/A	3.76[4]
Since Inception	3.45 (12/1/92)	-0.43 (5/1/96)	-3.67 (8/15/97)	1.81 (2/7/96)	4.10[4] (12/1/92)

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[4] *Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the International Equity Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/03[5]

Holding	% of Net Assets	Line of Business
Vodafone Group PLC	3.5%	Telecommunications Services
Novartis AG	3.4	Pharmaceuticals & Biotechnology
Total SA	3.4	Energy
GlaxoSmithKline PLC	3.2	Pharmaceuticals & Biotechnology
Ricoh Co., Ltd.	2.5	Technology Hardware & Equipment
Nestle SA	2.5	Food, Beverage & Tobacco
Nokia Oyj	2.4	Technology Hardware & Equipment
Zurich Financial Services AG	2.3	Insurance
Diageo PLC	2.2	Food, Beverage & Tobacco
ING Groep NV	2.1	Diversified Financials

[5] *The top 10 holdings may not be representative of the Fund's future investments.*

7

P O R T F O L I O R E S U LT S Japanese Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Japanese Equity Fund during the one-year reporting period that ended August 31, 2003. Performance Review Over the one-year period that ended August 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -4.03%, -4.77%, -4.65%, -3.54%, and -3.86%, respectively. These returns compare to the 9.52% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (TOPIX) (unhedged) (with dividends reinvested). Concerns over deflation, the Iraqi War, and selling pressure from the unwinding of cross-held shares by banks and corporate pension funds adversely affected Japanese equities during the first nine months of the period. However, the market rallied in May 2003 due in part to an inflow of overseas investment money. There were a number of potential reasons for this reversal. First, the relative valuations of Japanese equities were inexpensive; second, corporate earnings as a whole recovered; and third, fears of a financial crisis were eased due to an influx of public funds to support Risona Bank. In terms of corporate fundamentals, the recurring pretax profit of the TOPIX ex-financial industry rose by 44%. In addition, the estimated fiscal year 2003 recurring pretax profit growth for the same group is estimated to be 13%. In this environment, low priced, lower quality stocks with relatively high financial leverage, low return-on-earnings (“ROE”), and low price/book multiples performed well while blue chip issues were weak. The decrease in risk aversion was in part fueled by moderate government policy moves and expectations for an economic recovery. With regard to the Fund’s relative returns versus its benchmark, stock selection accounted for most of the underperformance. Our investment philosophy is to select companies that have sustainable earnings growth over long periods of time with reliable management teams. This tends to result in selecting companies with low financial leverage and high ROEs. As mentioned above, the market favorites were in sharp contrast to the Fund’s portfolio. In addition to the factors listed above, a number of the Fund’s individual stocks performed poorly. Among those that detracted from results were Skylark, Yamato Transport, and Nomura Research Institute. Skylark is a large suburban restaurant chain operator. Beginning in the latter half of 2002, the Japanese restaurant industry suffered declines in customer traffic due to weak consumption and deflation. Skylark was no exception as its monthly store sales fell and its stock prices declined sharply. Yamato Transport is the country’s largest door-to-door parcel delivery service company, with a 40% market share. The company’s plans to prepare for the postal office’s entry to the business led to fears that its costs would increase and Yamato’s stock price subsequently fell. Nomura Research Institute is a large system integrator, competitive in the securities, distribution, and government sectors. Before its fiscal year end in March 2003, its earnings were revised downward and the market reacted negatively to this news.

P O R T F O L I O R E S U LT S Sector Allocation As of August 31, 2003, the Fund held overweight positions in the Business Outsource Services, Office & Home Electronics, and Goods and Materials Logistics sectors. It had underweight positions in Regional Banks, Telecommunications, and Electric and Gas Utilities. The Fund’s sector weightings are the result of a bottom-up stock selection process rather than sector-based decisions. Portfolio Highlights While the Fund underperformed its benchmark during the reporting period there were a number of holdings that enhanced results, including the following: Mitsui O.S.K. Lines Ltd. — Mitsui O.S.K. is the second largest marine transportation company in Japan. Its stock performed well as investors anticipate that it will be a beneficiary of the expected increase in container freight activity between Asia-U.S. Nissan Chemical Industries Ltd. — Nissan Chemical is a mid-size chemical manufacturer and is competitive in functional products such as electronics-related materials. Agrochemical products are the major profit generator for this company. The stock price appreciated, as the sales of electronic materials were larger than expected. Mitsubishi Tokyo Financial Group, Inc. — The firm announced a large equity financing in February leading to a significant fall in its stock price. This bank has a relatively strong balance sheet among the big four banking groups in Japan and the financing was meant to enhance its advantageous position. However, due to weak loan demand in general and the bank’s low return on assets, the stock did not perform well. The Fund benefited from an underweight position in this stock. We appreciate your continued support and look forward to reporting on the Fund’s progress in the future. Goldman Sachs Japanese Equity Team Tokyo, September 15, 2003

FUND BASICS

Japanese Equity Fund

as of August 31, 2003

Assets Under Management

$27.5 Million

Number of Holdings

78

NASDAQ SYMBOLS

Class A Shares

GSJAX

Class B Shares

GSJBX

Class C Shares

GSJCX

Institutional Shares

GSJIX

Service Shares

GSJSX

PERFORMANCE REVIEW

September 1, 2002–August 31, 2003	Fund Total Return (based on NAV)[1]	TOPIX (USD) (unhedged)[2]
Class A	-4.03%	9.52%
Class B	-4.77	9.52
Class C	-4.65	9.52
Institutional	-3.54	9.52
Service	-3.86	9.52

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Tokyo Price Index (TOPIX) (unhedged) (with dividends reinvested) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/03	Class A	Class B	Class C	Institutional	Service
One Year	-25.65%	-25.64%	-22.56%	-20.91%	-21.23%
Five Years	-5.11	-4.87	-4.50	-3.45	-3.89
Since inception (5/1/98)	-5.14	-4.73	-4.56	-3.53	-3.97

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/03[4]

Holding	% of Net Assets	Line of Business
NTT DoCoMo, Inc.	4.7%	Information & Communication
Toyota Motor Corp.	3.8	Transportation Equipment
Shin-Etsu Chemical Co. Ltd.	3.7	Chemicals
Ricoh Co. Ltd.	3.4	Electric Appliances
Takeda Chemical Industries Ltd.	3.2	Pharmaceuticals
Canon, Inc.	3.1	Electric Appliances
Nissan Motor Co. Ltd.	2.9	Transportation Equipment
Hoya Corp.	2.4	Precision Instruments
The Nomura Securities Co. Ltd.	2.3	Securities
Yamato Transport Co. Ltd.	2.2	Land Transportation

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

10

P O R T F O L I O R E S U LT S International Growth Opportunities Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs International Growth Opportunities Fund during the one-year reporting period that ended August 31, 2003. Performance Review Over the one-year period that ended August 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 15.83%, 15.11%, 15.13%, 16.46%, and 15.98%, respectively. These results compare to the 19.87% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index (unhedged) (with dividends reinvested). The international equity markets were characterized by continued volatility during the reporting period. Most markets fell in September 2002, followed by improved economic data and subdued fears of conflict in the Middle East. This generally led to a market rally in October and November 2002. December was characterized by weakness in the majority of markets that had prevailed throughout most of the year and continued into 2003 as the probability of conflict in Iraq heightened and uncertainty about the state of the global economy weighed on investor confidence. International equities then enjoyed a strong rebound in the second quarter of 2003, buoyed by the more positive outlook on the geopolitical situation, increased appetite for risk, low valuations, and interest rate cuts from the Federal Reserve Bank and the European Central Bank. The Japanese markets were also up following a period of weakness, aided by better-than-expected economic indicators, subsiding fears over SARS, and economic stimulus measures by the government. The Nikkei 225 Index hit a nine-month high at the beginning of July 2003 on a more optimistic assessment of the Japanese economy. The Bank of Japan’s Tankan survey of business sentiment also showed an unexpectedly sharp improvement, beating investors’ expectations and showing that business conditions of large corporations improved, especially for manufacturers. During the reporting period, both stock and sector selection contributed to the Fund’s relative underperformance. The Fund’s holdings in the Health Care area detracted from relative performance. On the other hand, holdings in the Industrial and Consumer Discretionary sectors helped the Fund to participate in the market rally. At the stock specific level, the largest negative contributor to performance was Omega Pharma SA. The Belgian developer and distributor of over-the-counter and generic drugs performed poorly during the period after an earnings downgrade in the fourth quarter 2002 and disappointing first quarter 2003 results. The company has since recovered and announced better-than-expected second quarter results. Suruga Co. Ltd., a Japanese independent daily necessity manufacturer, also detracted from performance, as consumer-related defensive stocks did not participate in the higher risk-led rally in the second quarter and the beginning of the third quarter of 2003.

P O R T F O L I O R E S U LT S Portfolio Composition Throughout the period, we continued to focus on those companies that have strong franchises and balance sheets that generate free cash flow. We believe these types of organizations have the potential to perform well across the market cycle. More generally, stock selection has led to overweight positions in Consumer Discretionary, Industrial, and Energy, and underweight positions in the Materials, Financials, and Health Care sectors. Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Eniro AB — Eniro is the leading directories publisher in Sweden with a 74% market share. We believe that Eniro is in an outstanding position to drive both the growth of total online advertising in its home country and the development of its offline business in the Baltic, Scandinavian, and Eastern European markets. With high barriers to entry, large cash flow generation capacity, and low capital expenditure requirements, the company is well positioned in its niche. Anglo Irish Bank Corp. PLC — Anglo Irish Bank provides a range of banking and other financial services to customers including secured lending and general banking. The company benefits from stringent lending criteria including securing collateral against the personal assets of business owners; hence limiting bad debt exposure. We believe it is well positioned to take advantage of continued economic growth and increased penetration of financial products in the Irish economy. In addition, the company maintains a strong track record of delivering shareholder returns over the long term, as well as a lower-than-average risk profile within the Financial sector. Sindo Ricoh Co. Ltd. — We continue to have a high conviction in Sindo Ricoh, the largest office equipment supplier in Korea. We believe that increased digitalization in the Korean copier market should support strong revenue and operating profit growth for the firm, particularly as it leverages off its analog copier base of clients. The company continues to gain market share and should benefit from its contracts with Lexmark, which has entered into a partnership with Dell to manufacture Dell branded printers. We thank you for your investment and look forward to your continued confidence. Goldman Sachs International Small Cap Equity Investment Team London, September 15, 2003

FUND BASICS

International Growth Opportunities Fund

as of August 31, 2003

Assets Under Management

$61.6 Million

Number of Holdings

143

NASDAQ SYMBOLS

Class A Shares

GISAX

Class B Shares

GISBX

Class C Shares

GISCX

Institutional Shares

GISIX

Service Shares

GISSX

PERFORMANCE REVIEW

September 1, 2002–August 31, 2003	Fund Total Return (based on NAV)[1]	MSCI EAFE Small Cap Index (unhedged)[2]
Class A	15.83%	19.87%
Class B	15.11	19.87
Class C	15.13	19.87
Institutional	16.46	19.87
Service	15.98	19.87

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The MSCI EAFE Small Cap Index (unhedged) (with dividends reinvested), inception date 1/15/98, includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/03	Class A	Class B	Class C	Institutional	Service
One Year	-12.80%	-12.93%	-9.26%	-7.22%	-7.81%
Five Years	-2.87	-2.63	-2.24	-1.14	-1.66
Since inception (5/1/98)	-2.13	-1.71	-1.52	-0.43	-0.95

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/03[4]

Holding	% of Net Assets	Line of Business
Anglo Irish Bank Corp. PLC	1.8%	Banks
Sindo Ricoh Co. Ltd.	1.8	Technology Hardware & Equipment
Heijmans NV	1.7	Capital Goods
Sinotrans Ltd. Class H	1.6	Transportation
Esprit Holdings Ltd.	1.5	Retailing
Schibsted ASA	1.5	Media
Buhrmann NV	1.4	Commercial Services & Supplies
Eniro AB	1.3	Media
Promina Group Ltd.	1.3	Insurance
Westfield Holdings Ltd.	1.2	Real Estate

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

13

P O R T F O L I O R E S U LT S Emerging Markets Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Emerging Markets Equity Fund during the one-year reporting period that ended August 31, 2003. Performance Review Over the one-year period that ended August 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 28.01%, 27.29%, 27.10%, 28.77%, and 28.15%, respectively. These returns compare to the 29.27% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested). Like the asset class generally, the Emerging Market Equity Fund exhibited strong absolute performance during the review period. Overall, emerging market equity markets showed positive performance due to, among other things, ample global liquidity conditions, the rise of economic leading indicators and significant upgrades of earnings and profitability of emerging market companies. On a regional basis, the Fund’s holdings in Europe, Middle East, Africa (EMEA) were the top performers over the review period, followed by Asia ex-Japan. Overweight positions in South Africa, Russia, and Thailand were also positive contributors to results, while our overweight in Korea detracted from performance. At the stock level, our overweight in Asian banks detracted from performance over the review period due to our overweight in Hana Bank (Korea). Hana Bank, a sizable holding in the portfolio, underperformed the market due to concerns about the bank’s exposure to the chaebol SK Global, which is being investigated for accounting irregularities. Although Hana Bank’s earnings for 2003 will be significantly reduced as a result of a write-off, we believe the bank’s balance sheet should allow it to weather the crisis. Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: YUKOS ADR — Shares in YUKOS, Russia’s largest oil and gas company, saw a rally towards the end of the reporting period following strong operating performance and news that Russia’s Antimonopoly Ministry approved YUKOS’ merger with its smaller rival Sibneft, paving the way for the creation of the world’s sixth-largest publicly traded oil and gas firm. YUKOS said in April that it had agreed to take Sibneft over for $3 billion in cash for the 20%-minus-one-share stake and a subsequent share swap.

P O R T F O L I O R E S U LT S Companhia Siderúrgica Nacional — Companhia Siderúrgica Nacional, Brazil’s largest steel producer, performed strongly over the period benefiting from rising global steel prices and the company’s highly competitive cost structure. Mobile Telesystems ADR — Mobile Telesystems (MTS), a leading provider of mobile telephony in Russia, performed strongly thanks to strong earnings results and evidence of continued growth in the Russian mobile market. The rate of subscriber growth continues to beat market expectations and we believe that MTS is best placed among its peers to benefit from this growth. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Emerging Markets Equity Investment Team New York, London and Singapore September 15, 2003

FUND BASICS

Emerging Markets Equity Fund

as of August 31, 2003

Assets Under Management

$105.2 Million

Number of Holdings

72

NASDAQ SYMBOLS

Class A Shares

GEMAX

Class B Shares

GEKBX

Class C Shares

GEMCX

Institutional Shares

GEMIX

Service Shares

GEMSX

PERFORMANCE REVIEW

September 1, 2002–August 31, 2003	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]
Class A	28.01%	29.27%
Class B	27.29	29.27
Class C	27.10	29.27
Institutional	28.77	29.27
Service	28.15	29.27

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The MSCI EMF Index (with dividends reinvested) is an unmanaged market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/03	Class A	Class B	Class C	Institutional	Service
One Year	-3.79%	-3.68%	0.18%	2.38%	1.96%
Five Years	-0.97	-0.75	-0.37	0.77	0.24
Since Inception (12/15/97)	-3.74	-3.37	-3.19	-2.09	-2.91

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 COMPANY HOLDINGS AS OF 8/31/03[4]

Holding	% of Net Assets	Line of Business
Samsung Electronics Co. Ltd.	7.8%	Semiconductors & Semiconductor Equipment
Anglo American	4.7	Materials
Taiwan Semiconductor	3.8	Semiconductors & Semiconductor Equipment
Hana Bank	3.8	Banks
YUKOS ADR	3.5	Energy
Hyundai Motor Co. Ltd.	3.1	Automobiles & Components
Telefonos de Mexico SA ADR	2.8	Telecommunication Services
OTP Bank Rt. GDR	2.6	Banks
Sberbank RF	2.3	Banks
LUKOIL ADR	2.2	Energy

[4] *The top 10 company holdings may not be representative of the Fund's future investments.*

16

P O R T F O L I O R E S U LT S Asia Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Asia Growth Fund during the one-year reporting period that ended August 31, 2003. Performance Review Over the one-year period that ended August 31, 2003, the Fund’s Class A, B, C, and Institutional Shares generated cumulative total returns, without sales charges, of 8.20%, 7.62%, 7.53%, and 9.35%, respectively. These returns compare to the 15.31% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex-Japan Index (unhedged). The reporting period was characterized by periods of extreme volatility. The Asian markets fell sharply in September 2002, followed by a sharp rally the next month, culminating in a peak in January 2003. The next three months saw a reversal, erasing earlier gains. Geopolitical tensions were at the forefront, contributing to worries of high oil prices and an unstable macro environment. In addition, incidents of, and resulting fears of, SARS dealt a blow to many Asian economies. Then, from March to the end of the reporting period, Asian equities rallied strongly over renewed optimism about a recovery in the U.S. and a strong surge in liquidity. The Fund underperformed its benchmark over the period. An overweight position in Korea in the first half of the period was a drag on performance. In addition, the Fund’s exposure to Korean consumer stocks detracted from results as consumer credit problems began to mount. Somewhat offsetting this was a positive contribution from Hong Kong and China where the Fund’s portfolio was focused on Banking and Consumer Discretionary stocks. In the second half of the period, an overweight position in India helped drive performance through our focus on Financials, Pharmaceutical, and Auto stocks. In Taiwan, our stock selection provided an absolute contribution to performance although our underweight position versus the benchmark hurt relative results. Negative contributions came from Singapore and Hong Kong, where our defensive positioning underperformed as these markets rose sharply. In terms of individual stocks, CJ Home Shopping, Realtek, and Korean Air were examples of holdings that detracted from performance. CJ Home Shopping is a leading home shopping company in Korea. The company has been gaining market share and enjoying rising margins through scale and a better product mix. However, its stock lagged during the reporting period as consumption growth slowed significantly due to weaker consumer confidence and government’s tightening of credit spending. Realtek is a Taiwanese integrated circuit design company that specializes in networking products for PCs. After gaining impressive market share and generating strong growth over the past few years, rapid changes in the demand for communications products caused Realtek sales growth to suffer and its stock price fell. Korean Air is the largest Korean airline and it performed poorly primarily due to the adverse effects associated with the U.S.-Iraq conflict and the subsequent SARS outbreak in Asia. With fuel representing 20% of overall costs, high oil prices during the conflict negatively impacted the company’s bottom line. The emergence of SARS in Asia shortly after the war in Iraq was underway caused a decrease in the global demand for travel to Asia.

P O R T F O L I O R E S U LT S Portfolio Composition As of August 31, 2003, the Fund held overweight positions in Singapore, India, Thailand, and Indonesia and underweight positions in Hong Kong, Korea, China, Taiwan, Philippines, and Malaysia. Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Techtronic Industries Co. Ltd. — Techtronic is a global supplier of home improvement products. Its major segments include power tools and outdoor power equipment. Through acquisitions over the past few years, Techtronic has transformed itself into a leading power tools manufacturer. Ranbaxy Laboratories Ltd. — Ranbaxy manufactures and distributes a wide range of pharmaceutical drugs in bulk and dosage form. The company engages in research and development activities as well, developing drugs for the local and the export market. Ranbaxy manufactures pharmaceuticals that have gone off patent but also challenges patents on certain drugs where it feels that it has a strong case and the risk-rewards are worthwhile. Exports are propelling the firm’s growth, in particular an emphasis on generic exports. Land and Houses Public Co. Ltd. — Land and Houses is a real estate developer in Thailand. The company has been benefiting from several factors, including a low interest rate environment, increased consumer confidence, and pent-up demand for housing, which has been gaining momentum since the Asian currency crisis in 1997/98. We thank you for your investment and we look forward to your continued confidence in the future. Goldman Sachs Asia Equity Investment Team Singapore, September 15, 2003

F U N D B A S I C S Asia Growth Fund as of August 31, 2003 Assets Under Management $42.6 Million Number of Holdings 87 N A S D A Q S Y M B O L S Class A Shares GSAGX Class B Shares GSABX Class C Shares GSACX Institutional Shares GSAIX P E R F O R M A N C E R E V I E W Fund Total Return MSCI AC Asia Free (Ex Japan) September 1, 2002-August 31, 2003 (based on NAV)1 Index (unhedged)2 Class A 8.20% 15.31% Class B 7.62 15.31 Class C 7.53 15.31 Institutional 9.35 15.31 1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2The unmanaged MSCI AC Asia Free ex Japan Index (unhedged) is a market capitalization-weighted composite of securities in 11 Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. S T A N D A R D I Z E D T O T A L R E T U R N S 3 For the period ended 6/30/03 Class A Class B Class C Institutional One Year -17.40% -17.51% -14.18% -11.80% Five Years 1.12 1.39 1.71 3.04 Since Inception -6.53 -10.71 -11.56 -8.78 (7/8/94) (5/1/96) (8/15/97) (2/2/96) 3The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. T O P 1 0 C O M P A N Y H O L D I N G S A S O F 8 / 3 1 / 0 3 4 Holding % of Net Assets Line of Business Samsung Electronics Co. Ltd. 8.9% Electronic & Other Electric Equipment United Overseas Bank Ltd. 2.9 Depository Institutions Taiwan Semiconductor 2.7 Electronic & Other Electric Equipment China Mobile Ltd. 2.7 Communication Oversea-Chinese Banking Corp. Ltd. 2.4 Depository Institutions Hyundai Motor Co. Ltd. 2.4 Auto Repair, Services & Parking Hang Seng Bank Ltd. 2.3 Holding & Other Investments Hana Bank 2.2 Depository Institutions Hutchison Whampoa Ltd. 2.2 Holding & Other Investments Hon Hai Precision 2.0 Electronic & Other Electric Equipment 4The top 10 company holdings may not be representative of the Fund’s future investments.

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on October 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (“MSCI Europe Index”) (unhedged) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

European Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested October 1, 1998 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	One Year

Class A (commenced October 1, 1998)
Excluding sales charges	0.36%	7.74%
Including sales charges	-0.79%	1.87%

Class B (commenced October 1, 1998)
Excluding contingent deferred sales charges	-0.15%	7.23%
Including contingent deferred sales charges	-0.56%	2.23%

Class C (commenced October 1, 1998)
Excluding contingent deferred sales charges	-0.15%	7.09%
Including contingent deferred sales charges	-0.15%	6.09%

Institutional Class (commenced October 1, 1998)	0.99%	8.49%

Service Class (commenced October 1, 1998)	0.54%	7.96%

GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments
August 31, 2003

Shares	Description	Value
Common Stocks – 97.3%

Finland – 2.8%
65,569	Nokia Oyj (Technology Hardware & Equipment)	$1,075,483

France – 23.1%
18,830	Aventis SA (Pharmaceuticals & Biotechnology)	915,802
72,496	Credit Agricole SA (Banks)	1,378,784
34,060	France Telecom SA* (Telecommunication Services)	846,232
23,706	L’Oreal SA (Household & Personal Products)	1,649,674
18,296	Lafarge SA (Materials)	1,229,954
5,240	Pinault-Printemps-Redoute SA (Retailing)	450,767
15,972	Total SA (Energy)	2,452,968

		8,924,181

Germany – 3.5%
22,128	Bayerische Motoren Werke (BMW) AG (Automobiles & Components)	875,508
4,038	SAP AG (Software & Services)	485,202

		1,360,710

Ireland – 4.5%
175,456	Anglo Irish Bank Corp. PLC (Banks)	1,734,184

Italy – 1.3%
213,948	Telecom Italia SpA* (Telecommunication Services)	503,336

Netherlands – 11.5%
56,935	ASML Holdings NV* (Semiconductors & Semiconductor Equipment)	898,188
52,559	European Aeronautic Defense & Space Co. (Capital Goods)	832,043
50,242	ING Groep NV (Diversified Financials)	980,948
11,604	Royal Dutch Petroleum Co. (Energy)	518,567
16,673	VNU NV (Media)	518,724
44,964	Wolters Kluwer NV (Media)	700,440

		4,448,910

Spain – 3.4%
12,516	Acerinox SA (Materials)	531,116
31,348	Industria de Diseno Textil SA (Retailing)	780,574

		1,311,690

Sweden – 2.0%
62,317	Securitas AB Series B (Commercial Services & Supplies)	763,780

Switzerland – 13.8%
12,531	Adecco SA (Commercial Services & Supplies)	633,869
8,817	Converium Holding AG (Insurance)	397,179
39,619	Credit Suisse Group (Diversified Financials)	1,238,403
53,808	Novartis AG (Pharmaceuticals & Biotechnology)	1,979,861
8,374	Zurich Financial Services AG* (Insurance)	1,076,927

		5,326,239

United Kingdom – 31.4%
168,759	BAA PLC (Transportation)	1,213,952
62,448	British Sky Broadcasting Group PLC* (Media)	652,148
196,347	BT Group PLC (Telecommunication Services)	569,917
32,315	Carnival PLC (Hotels Restaurants & Leisure)	1,047,576
67,739	Exel PLC (Transportation)	721,294
73,359	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	1,396,788
125,669	Kingfisher PLC (Retailing)	539,221
97,105	Northern Rock PLC (Banks)	1,047,007
134,822	Prudential PLC (Insurance)	928,356
19,553	Reckitt Benckiser PLC (Household & Personal Products)	367,054
52,751	Royal Bank of Scotland Group PLC (Banks)	1,309,800
21,400	Shell Transport & Trading Co. PLC (Energy)	133,853
838,690	Vodafone Group PLC (Telecommunication Services)	1,531,412
77,036	WPP Group PLC (Media)	700,588

		12,158,966

TOTAL COMMON STOCKS
(Cost $34,819,847)		$37,607,479

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $34,819,847)		$37,607,479

Securities Lending Collateral – 3.3%

1,273,938	Boston Global Investment Trust – Enhanced Portfolio	$1,273,938

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,273,938)		$1,273,938

TOTAL INVESTMENTS
(Cost $36,093,785)		$38,881,417

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments (continued)
August 31, 2003

As a % of
Net Assets
Common Stock Industry Classifications††

Automobiles & Components	2.3%
Banks	14.2
Capital Goods	2.1
Commercial Services & Supplies	3.6
Diversified Financials	5.7
Energy	8.0
Hotels Restaurants & Leisure	2.7
Household & Personal Products	5.2
Insurance	6.2
Materials	4.6
Media	6.7
Pharmaceuticals & Biotechnology	11.1
Retailing	4.6
Semiconductors & Semiconductor Equipment	2.3
Software & Services	1.3
Technology Hardware & Equipment	2.8
Telecommunication Services	8.9
Transportation	5.0

TOTAL COMMON STOCK	97.3%

††	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on December 1, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (“MSCI EAFE Index”) (unhedged) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 1, 1992 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	Ten Years	Five Years	One Year

Class A (commenced December 1, 1992)
Excluding sales charges	4.21%	3.12%	-2.59%	4.69%
Including sales charges	3.66%	2.54%	-3.69%	-1.03%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-0.05%	n/a	-3.08%	4.17%
Including contingent deferred sales charges	-0.05%	n/a	-3.47%	-0.87%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-3.14%	n/a	-3.08%	4.17%
Including contingent deferred sales charges	-3.14%	n/a	-3.08%	3.15%

Institutional Class (commenced February 7, 1996)	2.16%	n/a	-1.97%	5.39%

Service Class (commenced March 6, 1996)	1.43%	n/a	-2.43%	4.93%

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments
August 31, 2003

Shares	Description	Value
Common Stocks – 98.0%

Australia – 0.9%
2,671,531	Promina Group Ltd.* (Insurance)	$5,186,927

Denmark – 0.5%
445	A P Moller - Maersk A/S (Transportation)	2,925,443

Finland – 2.4%
807,481	Nokia Oyj (Technology Hardware & Equipment)	13,244,553

France – 13.2%
157,472	Aventis SA (Pharmaceuticals & Biotechnology)	7,658,693
229,165	BNP Paribas SA (Banks)	11,432,704
288,897	France Telecom SA (Telecommunication Services)	7,177,739
139,754	L’Oreal SA (Household & Personal Products)	9,725,325
113,346	Lafarge SA (Materials)	7,619,717
29,776	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	1,792,201
37,967	Pinault-Printemps-Redoute SA (Retailing)	3,266,080
216,923	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	5,401,445
120,491	Total SA (Energy)	18,504,919

		72,578,823

Germany – 2.8%
152,677	Bayerische Motoren Werke (BMW) AG (Automobiles & Components)	6,040,761
46,454	Deutsche Bank AG (Diversified Financials)	2,688,284
54,419	SAP AG (Software & Services)	6,538,933

		15,267,978

Greece – 0.6%
149,290	Alpha Bank A.E. (Banks)	3,118,319

Hong Kong – 1.5%
3,303,000	Cathay Pacific Airways Ltd. (Transportation)	5,653,755
238,400	Hang Seng Bank Ltd. (Banks)	2,636,407

		8,290,162

Hungary – 1.1%
263,400	OTP Bank RT. GDR (Banks)	6,005,520

Ireland – 2.6%
635,119	Allied Irish Banks PLC (Banks)	8,870,506
453,212	Bank of Ireland (Banks)	5,388,687

		14,259,193

Italy – 4.5%
3,127,000	Banca Intesa SpA (Banks)	9,402,025
247,590	ENI SpA (Energy)	3,745,309
951,452	Telecom Italia SpA (Telecommunication Services)	2,238,396
1,976,950	UniCredito Italiano SpA (Banks)	9,193,317

		24,579,047

Japan – 19.3%
232,300	C&S Co. Ltd. (Food & Staples Retailing)	3,350,567
265	Canon, Inc. (Technology Hardware & Equipment)	12,741
852,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	4,198,483
319,000	Fuji Photo Film Co. Ltd. (Consumer Durables & Apparel)	9,568,496
233,000	Honda Motor Co. Ltd. (Automobiles & Components)	9,484,938
52	Hoya Corp. (Technology Hardware & Equipment)	3,979
382,000	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	5,234,760
876,000	Mitsui O.S.K. Lines Ltd. (Transportation)	3,040,494
790	Mitsui Sumitomo Insurance Co. (Insurance)	4,719
633,000	Nomura Holdings Inc. (Diversified Financials)	9,211,415
1,514	NTT DoCoMo, Inc. (Telecommunication Services)	3,892,531
102,800	ORIX Corp. (Diversified Financials)	6,827,784
744,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	13,708,703
69,800	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,116,442
11,600	Seiko Epson Corp. (Commercial Services & Supplies)	313,151
277,800	Shin-Etsu Chemical Co. Ltd. (Materials)	10,903,921
11	SMC Corp. (Capital Goods)	1,224
24,000	Sumitomo Corp. (Capital Goods)	148,708
124	Sumitomo Mitsui Financial Group, Inc. (Banks)	432,515
304,300	Takeda Chemical Industries Ltd. (Pharmaceuticals & Biotechnology)	11,005,236
213,700	Toppan Forms Co. Ltd. (Commercial Services & Supplies)	2,335,069
307,000	Yamato Transport Co. Ltd. (Transportation)	3,654,480

		106,450,356

Mexico – 0.9%
6,392,675	Grupo Financiero BBVA Bancomer SA de CV Class B (Banks)	5,185,088

Netherlands – 5.6%
633,166	European Aeronautic Defense & Space Co.* (Capital Goods)	10,023,428

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Netherlands – (continued)
600,248	ING Groep NV (Diversified Financials)	$11,719,521
16,989	Royal Dutch Petroleum Co. (Energy)	759,214
274,987	VNU NV (Media)	8,555,291

		31,057,454

Russia – 1.6%
40,100	Mobile Telesystems ADR (Telecommunication Services)	2,826,248
102,300	YUKOS ADR (Energy)	5,856,675

		8,682,923

Singapore – 1.7%
4,891,000	MobileOne Ltd. (Telecommunication Services)	3,849,643
779,500	United Overseas Bank Ltd. (Banks)	5,646,296

		9,495,939

South Korea – 2.6%
456,703	Hana Bank GDR (Banks)	6,647,541
175,121	Hyundai Motor Co. Ltd. GDR† (Automobiles & Components)	2,889,496
26,800	Samsung Electronic GDR† (Semiconductors & Semiconductor Equipment)	4,971,400

		14,508,437

Spain – 2.8%
135,660	Banco Popular Espanol SA (Banks)	6,114,653
160,388	Industria de Diseno Textil SA (Inditex) (Retailing)	3,993,708
451,037	Telefonica de Espana SA (Telecommunication Services)	5,315,488

		15,423,849

Sweden – 1.0%
132,816	Eniro AB (Media)	1,087,875
359,864	Securitas AB Series B (Commercial Services & Supplies)	4,410,625

		5,498,500

Switzerland – 10.3%
82,791	Adecco SA (Commercial Services & Supplies)	4,187,906
126,572	Converium Holding AG (Insurance)	5,701,686
62,544	Nestle SA (Food Beverage & Tobacco)	13,629,064
509,898	Novartis AG (Pharmaceuticals & Biotechnology)	18,761,653
32,018	Syngenta AG (Materials)	1,761,430
96,613	Zurich Financial Services AG (Insurance)	12,424,778

		56,466,517

United Kingdom – 22.1%
1,139,462	BAA PLC (Transportation)	8,196,611
555,611	BP PLC (Energy)	3,760,086
446,418	British Sky Broadcasting Group PLC (Media)	4,661,969
1,495,117	BT Group PLC* (Telecommunication Services)	4,339,729
1,206,804	Cable & Wireless PLC (Telecommunication Services)	2,265,444
681,146	Capita Group PLC (Commercial Services & Supplies)	2,592,252
165,731	Carnival PLC (Hotels Restaurants & Leisure)	5,372,609
1,112,786	Diageo PLC (Food Beverage & Tobacco)	11,901,755
550,105	Exel PLC (Transportation)	5,857,591
917,831	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	17,475,904
1,046,576	Prudential PLC (Insurance)	7,206,505
256,780	Reckitt Benckiser PLC (Household & Personal Products)	4,820,341
339,574	Royal Bank of Scotland Group PLC (Banks)	8,431,577
3,036,006	Tesco PLC (Food & Staples Retailing)	10,344,894
10,426,992	Vodafone Group PLC (Telecommunication Services)	19,039,244
607,517	WPP Group PLC (Media)	5,524,938

		121,791,449

TOTAL COMMON STOCKS
(Cost $498,630,310)		$540,016,477

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.9%

State Street Bank & Trust Euro – Time Deposit
$10,349,000	0.94%	09/02/2003	$10,349,000

TOTAL SHORT-TERM OBLIGATION
(Cost $10,349,000)			$10,349,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $508,979,310)			$550,365,477

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
August 31, 2003

Shares	Description	Value
Securities Lending Collateral – 11.5%

63,483,453	Boston Global Investment Trust – Enhanced Portfolio	$63,483,453

TOTAL SECURITIES LENDING COLLATERAL
(Cost $63,483,453)		$63,483,453

TOTAL INVESTMENTS
(Cost $572,462,763)		$613,848,930

*	Non-income producing security.

†	Security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $7,860,896 which represents 1.4% of net assets as of August 31, 2003.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Common Stock Industry Classifications††

Automobiles & Components	4.1%
Banks	16.1
Capital Goods	1.9
Commercial Services & Supplies	2.5
Consumer Durables & Apparel	2.1
Diversified Financials	5.5
Energy	5.9
Food & Staples Retailing	2.5
Food Beverage & Tobacco	4.6
Hotels Restaurants & Leisure	1.0
Household & Personal Products	2.6
Insurance	5.6
Materials	3.7
Media	3.6
Pharmaceuticals & Biotechnology	10.0
Retailing	1.3
Semiconductors & Semiconductor Equipment	3.5
Software & Services	1.2
Technology Hardware & Equipment	5.8
Telecommunication Services	9.2
Transportation	5.3

TOTAL COMMON STOCK	98.0%

††	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Tokyo Price Index (“TOPIX”) (unhedged) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Japanese Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	Five Years	One Year

Class A (commenced May 1, 1998)
Excluding sales charges	-1.95%	-0.88%	-4.03%
Including sales charges	-2.98%	-2.00%	-9.33%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	-2.44%	-1.39%	-4.77%
Including contingent deferred sales charges	-2.63%	-1.79%	-9.53%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	-2.43%	-1.38%	-4.65%
Including contingent deferred sales charges	-2.43%	-1.38%	-5.60%

Institutional Class (commenced May 1, 1998)	-1.37%	-0.27%	-3.54%

Service Class (commenced May 1, 1998)	-1.82%	-0.74%	-3.86%

 GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments
August 31, 2003

Shares	Description	Value
Common Stocks – 98.4%

9,200	AEON Co. Ltd. (Retail Trade)	$227,467
49,000	Ajinomoto Co., Inc. (Foods)	482,504
71,000	Asahi Glass Co. Ltd. (Glass & Ceramics Products)	498,950
10,500	Bandai Co. Ltd. (Other Products)	450,829
21,000	Bridgestone Corp. (Rubber Products)	292,454
13,500	C&S Co. Ltd. (Retail Trade)	194,717
22,000	CALSONIC KANSEI Corp. (Transportation Equipment)	138,013
18,000	Canon, Inc. (Electric Appliances)	865,407
2,100	CAWACHI Ltd. (Retail Trade)	145,417
1,800	DAIICHIKOSHO Co. Ltd. (Wholesale Trade)	59,391
27,000	Daikin Industries Ltd. (Machinery)	516,005
95	Dentsu, Inc. (Services)	417,663
77,000	Dowa Mining Co. Ltd. (Nonferrous Metals)	316,090
109	East Japan Railway Co. (Land Transportation)	460,531
5,700	Eneserve Corp. (Electric Appliances)	200,771
3,500	Fast Retailing Co. Ltd. (Retail Trade)	145,477
33,000	Fuji Heavy Industries Ltd. (Transportation Equipment)	162,617
19,000	Fuji Photo Film Co. Ltd. (Chemicals)	569,910
3,150	Fuji Seal, Inc. (Other Products)	95,025
4,600	Funai Electric Co. Ltd. (Electric Appliances)	557,827
8,600	Hoya Corp. (Precision Instruments)	658,165
131,000	Itochu Corp. (Wholesale Trade)	392,938
16,200	JFE Holdings, Inc. (Iron & Steel)	326,263
11,000	JSR Corp. (Chemicals)	186,845
24,000	Kao Corp. (Chemicals)	452,500
25	KDDI Corp. (Information & Communication)	127,909
9,400	Komeri Co. Ltd. (Retail Trade)	203,814
22,900	KONAMI Corp. (Information & Communication)	507,319
7,200	KOSE Corp. (Chemicals)	227,073
14,200	Kuraya Sanseido, Inc. (Wholesale Trade)	99,668
2,000	LINTEC Corp. (Other Products)	26,156
3,800	MABUCHI MOTOR Co. Ltd. (Electric Appliances)	320,778
800	Matsushita Electric Works Ltd. (Electric Appliances)	5,416
7,200	Meitec Corp. (Services)	259,159
6,500	MISUMI Corp. (Wholesale Trade)	274,628
68	Mitsubishi Tokyo Financial Group, Inc. (Banks)	396,281
31,000	Mitsui Fudosan Co. Ltd. (Real Estate)	249,998
127,000	Mitsui O.S.K. Lines Ltd. (Marine Transportation)	440,802
82,000	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	489,814
2,400	NICHII GAKKAN Co. (Services)	126,083
6,700	Nippon Kanzai Co. Ltd. (Services)	91,412
49	Nippon Telephone & Telegraph Corp. (Information & Communication)	215,846
39,000	Nissan Chemical Industries Ltd. (Chemicals)	301,144
75,000	Nissan Motor Co. Ltd. (Transportation Equipment)	805,373
11,200	NITTO DENKO Corp. (Chemicals)	494,322
4,600	Nomura Research Institute Ltd. (Information & Communication)	376,090
2,200	Noritsu Koki Co. Ltd. (Precision Instruments)	79,188
501	NTT DoCoMo, Inc. (Information & Communication)	1,288,083
1,800	OBIC Co. Ltd. (Information & Communication)	367,142
7,900	ORIX Corp. (Other Financing Business)	524,703
8,800	Park24 Co. Ltd. (Real Estate)	142,538
12,200	Plenus Co. Ltd. (Retail Trade)	245,182
50,000	Ricoh Co. Ltd. (Electric Appliances)	921,284
3,500	Rohm Co. Ltd. (Electric Appliances)	457,128
7,100	Sato Corp. (Machinery)	143,600
300	Secom Co. Ltd. (Services)	10,284
6,400	Seiko Epson Corp. (Electric Appliances)	172,773
25,800	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,012,675
3,700	SMC Corp. (Machinery)	411,587
4,500	SOHGO SECURITY SERVICES Co. Ltd. (Services)	55,766
23,000	Stanley Electric Co. Ltd. (Electric Appliances)	406,051
6,800	Sumisho Lease Co. Ltd. (Other Financing Business)	150,936
132	Sumitomo Mitsui Financial Group, Inc. (Banks)	460,419
9,000	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	224,450
6,300	SUZUKEN Co. Ltd. (Wholesale Trade)	154,416
3,700	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	137,301
24,300	Takeda Chemical Industries Ltd. (Pharmaceutical)	878,828
43,000	The Nomura Securities Co. Ltd. (Securities)	625,736
156,000	Tokyo Gas Co. Ltd. (Electric Power & Gas)	474,611
13,200	Toppan Forms Co. Ltd. (Other Products)	144,235

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

3,000	Tostem Inax Holding Corp. (Metal Products)	$48,592
37,800	Toyota Motor Corp. (Transportation Equipment)	1,043,116
8,000	TSUMURA & Co.* (Pharmaceutical)	66,778
6,090	USS Co. Ltd. (Services)	351,773
14,300	Yamanouchi Pharmaceutical Co. Ltd. (Pharmaceutical)	375,010
51,000	Yamato Transport Co. Ltd. (Land Transportation)	607,096
142	Yoshinoya D&C Co. Ltd. (Retail Trade)	216,617

TOTAL COMMON STOCKS
(Cost $23,009,627)		$27,050,759

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.5%

State Street Bank & Trust Euro – Time Deposit
$691,000	0.94%	09/02/2003	$691,000

TOTAL SHORT-TERM OBLIGATION
(Cost $691,000)			$691,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $23,700,627)			$27,741,759

Shares	Description	Value
Securities Lending Collateral – 3.8%

1,039,144	Boston Global Investment Trust – Enhanced Portfolio	$1,039,144

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,039,144)		$1,039,144

TOTAL INVESTMENTS
(Cost $24,739,771)		$28,780,903

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

As a % of
Net Assets
Common Stock Industry Classifications††

Banks	3.1%
Chemicals	12.3
Electric Appliances	14.2
Electric Power & Gas	1.7
Foods	1.7
Glass & Ceramics Products	1.8
Information & Communication	10.5
Insurance	1.8
Iron & Steel	1.2
Land Transportation	3.9
Machinery	3.9
Marine Transportation	1.6
Metal Products	0.2
Nonferrous Metals	1.1
Other Financing Business	2.5
Other Products	2.6
Pharmaceutical	4.8
Precision Instruments	2.7
Real Estate	2.2
Retail Trade	5.0
Rubber Products	1.1
Securities	2.3
Services	4.8
Transportation Equipment	7.8
Wholesale Trade	3.6

TOTAL COMMON STOCK	98.4%

††	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark, Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Small Cap Index (“MSCI EAFE Small Cap Index”) (unhedged) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

International Growth Opportunities Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	Five Years	One Year

Class A (commenced May 1, 1998)
Excluding sales charges	0.61%	1.97%	15.83%
Including sales charges	-0.45%	0.81%	9.50%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	0.15%	1.47%	15.11%
Including contingent deferred sales charges	-0.04%	1.07%	10.11%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	0.13%	1.45%	15.13%
Including contingent deferred sales charges	0.13%	1.45%	14.13%

Institutional Class (commenced May 1, 1998)	1.25%	2.60%	16.46%

Service Class (commenced May 1, 1998)	0.75%	2.12%	15.98%

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments
August 31, 2003

Shares	Description	Value
Common Stocks – 96.3%

Australia – 2.5%
397,571	Promina Group Ltd.* (Insurance)	$771,906
78,132	Westfield Holdings Ltd. (Real Estate)	755,952

		1,527,858

Belgium – 0.7%
14,134	Omega Pharma SA (Health Care Equipment & Services)	442,062

China – 1.6%
2,839,000	Sinotrans Ltd. Class H (Transportation)	964,625

Denmark – 2.5%
13,596	Carlsberg A/S Class B (Food Beverage & Tobacco)	543,530
17,007	Group 4 Falck A/S (Commercial Services & Supplies)	380,236
14,048	ISS A/S (Commercial Services & Supplies)	599,040

		1,522,806

Finland – 4.5%
68,101	M-real Oyj (Materials)	604,176
49,203	Metso Corp. (Capital Goods)	508,459
39,567	Outokumpu Oyj (Materials)	402,356
27,974	TietoEnator Oyj (Software & Services)	498,510
68,707	Vacon Oyj (Capital Goods)	731,915

		2,745,416

France – 2.8%
8,068	CNP Assurances (Insurance)	321,522
24,766	SR Teleperformance (Media)	417,382
6,261	Unibail Holding (Real Estate)	469,423
14,113	Valeo SA (Automobiles & Components)	536,203

		1,744,530

Germany – 4.3%
25,982	Fraport AG (Transportation)	689,804
7,852	Medion AG (Retailing)	315,849
6,425	Puma AG Rudolf Dassler Sport (Consumer Durables & Apparel)	730,348
25,439	Techem AG* (Commercial Services & Supplies)	418,657
1,388	Vossloh AG (Capital Goods)	57,526
12,159	Zapf Creaton AG (Consumer Durables & Apparel)	435,631

		2,647,815

Greece – 1.2%
30,360	Cosmote Mobile Communications SA (Telecommunication Services)	349,784
31,250	Greek Organization of Football Prognostics (Hotels Restaurants & Leisure)	373,092

		722,876

Hong Kong – 2.7%
376,000	Esprit Holdings Ltd. (Retailing)	942,501
334,000	Techtronic Industries Co. Ltd. (Technology Hardware & Equipment)	736,584

		1,679,085

Hungary – 0.7%
18,000	OTP Bank RT GDR* (Banks)	410,400

Ireland – 5.9%
113,830	Anglo Irish Bank Corp. PLC (Banks)	1,127,503
51,468	DCC PLC (Capital Goods)	613,908
26,300	Elan Corp. PLC ADR* (Pharmaceuticals & Biotechnology)	114,668
66,591	First Active PLC (Banks)	347,732
37,207	Grafton Group PLC (Capital Goods)	191,429
73,545	IAWS Group PLC (Commercial Services & Supplies)	683,197
174,724	Kingspan Group PLC (Capital Goods)	574,328

		3,652,765

Italy – 1.1%
45,000	GranitiFiandre SpA (Capital Goods)	355,695
33,000	I.M.A. Industria Macchine Automatiche SpA (Capital Goods)	335,214

		690,909

Japan – 25.8%
14,000	AEON Mall Co. Ltd. (Real Estate)	298,153
11,500	ARRK Corp. (Commercial Services & Supplies)	493,765
26,900	As One Corp. (Health Care Equipment & Services)	439,170
12,600	ASKUL Corp. (Retailing)	456,768
6,300	CAWACHI LTD. (Food & Staples Retailing)	436,252
42,000	CHIYODA Corp.* (Capital Goods)	243,682
6,300	Citizen Electronic (Technology Hardware & Equipment)	417,894
10,800	DAIICHIKOSHO Co. Ltd. (Media)	356,344
15,000	Daiseki Co. Ltd. (Commercial Services & Supplies)	216,995
65,800	Dodwell B.M.S. Ltd. (Technology Hardware & Equipment)	308,460
12,000	Eneserve Corp. (Capital Goods)	422,676
14,000	Enplas Corp. (Technology Hardware & Equipment)	399,537
10,500	F.C.C. Co. Ltd. (Automobiles & Components)	309,551
28,300	Fuji Electronics Co. Ltd. (Technology Hardware & Equipment)	276,488

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments (continued)
August 31, 2003

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
15,100	Fuji Seal (Materials)	$455,517
16,700	Fujimi, Inc. (Materials)	490,903
2,600	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	315,293
27,500	Hakuto Co. (Technology Hardware & Equipment)	356,344
66,000	JUKI Corp. (Consumer Durables & Apparel)	260,753
40,000	Kato Sangyo Co. Ltd. (Retailing)	339,375
10,800	Komeri Co. Ltd. (Retailing)	234,169
7,700	KOSE Corp. (Household & Personal Products)	242,842
17,700	Kuroda Electric Co. Ltd. (Capital Goods)	543,052
98	Kyoto Kimono Yuzen Co. Ltd. (Retailing)	195,689
10,900	Meitec Corp. (Commercial Services & Supplies)	392,338
9,600	MISUMI Corp. (Energy)	405,605
40,000	Nippon Ceramic Co. Ltd. (Technology Hardware & Equipment)	383,254
21,600	Nippon Kanzai Co. Ltd. (Commercial Services & Supplies)	294,701
3,900	Nippon Restaurant System, Inc. (Hotels Restaurants & Leisure)	125,672
10,600	Noritsu Koki Co. Ltd. (Consumer Durables & Apparel)	381,540
10,700	OZEKI Co. Ltd. (Food & Staples Retailing)	287,938
23,900	Park24 Co. Ltd. (Commercial Services & Supplies)	387,119
21	Pasona, Inc.* (Commercial Services & Supplies)	70,549
17,600	Plenus Co. Ltd. (Hotels Restaurants & Leisure)	353,704
19,400	Relocation Services Corp. (Real Estate)	473,840
18,000	Rock Field Co. Ltd. (Food Beverage & Tobacco)	206,093
6,100	Ryohin Keikaku Co. Ltd. (Retailing)	168,856
19,400	Sato Corp. (Commercial Services & Supplies)	392,373
8,300	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals & Biotechnology)	203,792
12,000	Shin-Etsu Polymer Co. Ltd. (Materials)	61,705
900	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	5,793
8,900	Sumitomo Real Estate Sales Co. Ltd. (Commercial Services & Supplies)	221,957
23,800	Suruga Co. Ltd. (Consumer Durables & Apparel)	373,261
13,200	Taiyo Ink Manufacturing Co. Ltd. (Materials)	489,832
57	The Goodwill Group, Inc. (Commercial Services & Supplies)	231,058
18,200	Toys “R” Us-Japan Ltd. (Retailing)	233,963
27,800	Trusco Nakayama (Capital Goods)	357,372
1,000	TSUMURA & Co.* (Pharmaceuticals & Biotechnology)	8,347
6,750	USS Co. Ltd. (Retailing)	389,896
49	Works Applications Co. Ltd.* (Software & Services)	325,449
87	Yoshinoya D&C Co. Ltd. (Hotels Restaurants & Leisure)	132,716

		15,868,395

Korea – 3.4%
49,490	Baiksan OPC Co. Ltd. (Commercial Services & Supplies)	459,294
29,300	Interflex Co. Ltd. (Software & Services)	558,808
17,210	Sindo Ricoh Co. Ltd. (Technology Hardware & Equipment)	1,082,860

		2,100,962

Netherlands – 7.8%
20,839	Aalberts Industries NV (Capital Goods)	446,733
29,551	ASM International NV* (Semiconductors & Semiconductor Equipment)	537,009
103,038	Buhrmann NV* (Commercial Services & Supplies)	850,694
48,024	Heijmans NV (Capital Goods)	1,032,146
13,966	Hunter Douglas NV (Consumer Durables & Apparel)	465,826
8,857	IHC Caland NV (Energy)	447,900
21,934	Koninklijke Wessanen NV (Food Beverage & Tobacco)	187,637
32,977	Van der Moolen Holding NV (Diversified Financials)	439,027
31,474	Vedior NV (Commercial Services & Supplies)	390,299

		4,797,271

Norway – 2.6%
57,615	Schibsted ASA (Media)	919,515
46,596	TGS Nopec Geophysical Co. ASA* (Energy)	589,956
20,695	Tomra Systems ASA (Capital Goods)	120,806

		1,630,277

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Spain – 3.0%
8,306	ACS, Actividades de Construccion y Servicios SA (Capital Goods)	$348,538
21,043	Gamesa Corporacion Tecnologica SA (Capital Goods)	483,493
11,924	Grupo Dragados SA (Capital Goods)	241,855
48,670	NH Hoteles SA* (Hotels Restaurants & Leisure)	537,729
20,641	Red Electrica de Espana (Utilities)	255,281

		1,866,896

Sweden – 2.9%
96,042	Eniro AB (Media)	786,665
171,960	Lundin Petroleum AB* (Energy)	337,217
17,553	Modern Times Group MTG AB Class B* (Media)	279,152
108,563	Observer AB (Commercial Services & Supplies)	362,179

		1,765,213

Switzerland – 2.4%
11,568	Converium Holding AG (Insurance)	521,103
721	Lindt & Spruengli AG (Food Beverage & Tobacco)	478,040
6,003	Nobel Biocare Holding AG (Health Care Equipment & Services)	477,143

		1,476,286

United Kingdom – 17.9%
163,958	Aggreko PLC (Commercial Services & Supplies)	403,484
15,385,788	AWG PLC* (Utilities)	24,271
179,113	Benchmark Group PLC (Real Estate)	488,813
251,908	Bodycote International PLC (Capital Goods)	600,608
124,164	Cattles PLC (Diversified Financials)	689,458
691,729	Corus Group PLC* (Materials)	330,089
128,807	easyJet PLC* (Transportation)	494,267
38,437	First Technology PLC (Automobiles & Components)	219,497
54,200	Geest PLC (Food Beverage & Tobacco)	420,663
165,509	Halma PLC (Technology Hardware & Equipment)	385,109
24,856	Hammerson PLC (Real Estate)	215,069
165,448	Hays PLC (Commercial Services & Supplies)	300,144
142,107	HIT Entertainment PLC* (Media)	573,594
44,226	Holidaybreak PLC (Hotels Restaurants & Leisure)	406,041
154,546	Homestyle Group PLC (Retailing)	264,519
24,400	ICAP PLC (Diversified Financials)	486,669
24,763	Intertek Testing Services PLC (Commercial Services & Supplies)	185,068
116,063	Mowlem PLC (Capital Goods)	347,870
80,800	Redrow PLC (Consumer Durables & Apparel)	438,049
54,790	Stanley Leisure (Hotels Restaurants & Leisure)	312,726
29,705	Taylor & Francis Group PLC* (Media)	248,356
44,205	The Berkeley Group PLC (Consumer Durables & Apparel)	620,279
279,849	Tullow Oil PLC* (Energy)	384,072
239,411	Unite Group PLC (Real Estate)	658,696
272,004	Wellington Underwriting PLC* (Insurance)	405,487
67,733	Wembley PLC (Hotels Restaurants & Leisure)	701,997
81,971	William Hill PLC (Hotels Restaurants & Leisure)	401,505

		11,006,400

TOTAL COMMON STOCKS
(Cost $50,709,793)		$59,262,847

Preferred Stocks – 0.9%

Germany – 0.9%
31,553	Hugo Boss AG (Consumer Durables & Apparel)	$576,164

TOTAL PREFERRED STOCKS
(Cost $493,841)		$576,164

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $51,203,634)		$59,839,011

Securities Lending Collateral – 7.0%

4,285,719	Boston Global Investment Trust – Enhanced Portfolio	$4,285,719

TOTAL SECURITIES LENDING COLLATERAL
(Cost $4,285,719)		$4,285,719

TOTAL INVESTMENTS
(Cost $55,489,353)		$64,124,730

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments (continued)
August 31, 2003

As a % of
Net Assets
Common and Preferred Stock Industry Classifications††

Automobiles & Components	1.7%
Banks	3.1
Capital Goods	13.9
Commercial Services & Supplies	12.6
Consumer Durables & Apparel	7.4
Diversified Financials	2.6
Energy	3.5
Food & Staples Retailing	1.2
Food Beverage & Tobacco.	3.0
Health Care Equipment & Services	2.2
Hotels Restaurants & Leisure	5.4
Household & Personal Products	0.4
Insurance	3.3
Materials	4.6
Media	5.8
Pharmaceuticals & Biotechnology	0.5
Real Estate	5.5
Retailing	5.7
Semiconductors & Semiconductor Equipment	0.9
Software & Services	2.2
Technology Hardware & Equipment	7.1
Telecommunication Services	0.6
Transportation	3.5
Utilities	0.5

TOTAL COMMON AND PREFERRED STOCK	97.2%

††	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on December 15, 1997 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Emerging Markets Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (“MSCI EMF Index”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 15, 1997 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	Five Years	One Year

Class A (commenced December 15, 1997)
Excluding sales charges	-0.12%	9.81%	28.01%
Including sales charges	-1.10%	8.58%	20.90%

Class B (commenced December 15, 1997)
Excluding contingent deferred sales charges	-0.57%	9.24%	27.29%
Including contingent deferred sales charges	-0.75%	8.93%	22.29%

Class C (commenced December 15, 1997)
Excluding contingent deferred sales charges	-0.59%	9.18%	27.10%
Including contingent deferred sales charges	-0.59%	9.18%	26.10%

Institutional Class (commenced December 15, 1997)	0.57%	10.50%	28.77%

Service Class (commenced December 15, 1997)	-0.26%	10.16%	28.15%

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments
August 31, 2003

Shares	Description	Value
Common Stocks – 88.4%

Brazil – 1.6%
22,500	Companhia Siderurgica Nacional SA ADR (Materials)	$753,750
43,000	Petroleo Brasileiro SA ADR (Energy)	950,300

		1,704,050

China – 5.9%
3,276,082	Aluminium Corp. of China Ltd. Class H (Materials)	997,621
732,000	China Mobile Ltd. (Telecommunication Services)	1,881,796
2,132,300	China Oilfield Services Ltd. (Energy)	587,806
1,083,900	Huaneng Power International, Inc. Class H (Utilities)	1,487,032
2,098,000	Yanzhou Coal Mining Co. Ltd. Class H (Materials)	1,230,676

		6,184,931

Czech Republic – 1.1%
14,420	Komercni Banka AS (Banks)	1,158,345

Hungary – 2.6%
117,815	OTP Bank RT. GDR* (Banks)	2,686,182

India – 5.3%
138,944	Housing Development Finance Corp. Ltd. (Banks)	1,462,002
363,181	ICICI Bank Ltd. (Banks)	1,421,522
18,662	Infosys Technologies Ltd. (Software & Services)	1,591,275
51,880	Ranbaxy Laboratories Ltd. (Pharmaceuticals & Biotechnology)	1,132,627

		5,607,426

Indonesia – 0.5%
1,035,500	PT Telekomunikasi Indonesia (Telecommunication Services)	558,328

Israel – 2.3%
29,000	Check Point Software Technologies Ltd.* (Software & Services)	506,630
32,540	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals & Biotechnology)	1,910,488

		2,417,118

Malaysia – 1.8%
373,000	Gamuda Berhad (Capital Goods)	623,303
469,500	Resorts World Berhad (Hotels Restaurants & Leisure)	1,272,592

		1,895,895

Mexico – 6.7%
55,871	Cemex SA de CV ADR (Materials)	1,396,775
466,905	Consorcio ARA SA de CV* (Consumer Durables & Apparel)	1,010,164
2,138,974	Grupo Financiero BBVA Bancomer SA de CV Class B* (Banks)	1,734,918
95,499	Telefonos de Mexico SA ADR (Telecommunication Services)	2,894,575

		7,036,432

Peru – 0.7%
19,800	Compania de Minas Buenaventura SAu ADR (Materials)	756,162

Russia – 10.2%
29,300	LUKOIL ADR (Energy)	2,285,400
16,600	Mobile Telesystems ADR (Telecommunication Services)	1,169,968
17,800	Mobile Telesystems Ojsc GDR † (Telecommunication Services)	1,192,600
9,422	Sberbank RF (Banks)	2,393,188
64,475	YUKOS ADR (Energy)	3,691,194

		10,732,350

South Africa – 12.2%
264,543	Anglo American (Materials)	4,940,650
34,479	AngloGold Ltd. (Materials)	1,329,537
1,145,500	FirstRand Ltd. (Banks)	1,182,050
72,241	Harmony Gold Mining Co. Ltd. ADR (Materials)	1,024,518
12,272	Impala Platinum Holdings Ltd. (Materials)	949,751
177,343	Liberty Group Ltd. (Insurance)	1,196,734
54,700	Sappi Ltd. ADR (Materials)	694,426
31,600	Sappi Ltd. (Materials)	407,008
98,807	Sasol (Energy)	1,140,339

		12,865,013

South Korea – 22.2%
101,210	Baiksan OPC Co. Ltd. (Commercial Services & Supplies)	939,284
270,943	Hana Bank (Banks)	3,956,298
79,345	Hyundai Motor Co. Ltd. (Auto Repair, Services and Parking)	2,648,211
42,710	Kookmin Bank ADR (Banks)	1,588,812
9,191	Kookmin Bank (Banks)	336,103
20,930	KT Corp. (Telecommunication Services)	799,243
19,160	POSCO (Materials)	2,267,552
19,276	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	7,139,259
105,620	Shinhan Financial Group Co. Ltd. (Banks)	1,438,842
12,690	Sindo Ricoh Co. Ltd. (Technology Hardware & Equipment)	798,460

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

South Korea – (continued)
8,640	SK Telecom Co. Ltd. ADR (Telecommunication Services)	$1,478,621

		23,390,685

Taiwan – 11.0%
2,170,300	Advanced Semiconductor Engineering, Inc.* (Semiconductors & Semiconductor Equipment)	1,687,091
181,500	Ambit Microsystems Corp. (Technology Hardware & Equipment)	497,807
844,000	Benq Corp. (Technology Hardware & Equipment)	1,250,279
622,150	Compal Electronics, Inc. (Technology Hardware & Equipment)	949,011
418,511	Formosa Plastic Corp. (Materials)	619,971
342,372	Hon Hai Precision (Technology Hardware & Equipment)	1,416,088
2,760,323	SinoPac Holdings Co. (Banks)	1,097,166
1,045	Sunplus Technology Co. Ltd. GDR (Semiconductors & Semiconductor Equipment)	3,344
2,037,632	Taiwan Semiconductor* (Semiconductors & Semiconductor Equipment)	4,004,733
58,300	Taiwan Styrene Monomer Corp. (Materials)	46,346

		11,571,836

Thailand – 3.7%
5,071,700	Land and Houses Public Co. Ltd. (Real Estate)	1,493,492
1,890,500	Sansiri Public Co. Ltd.* (Real Estate)	717,737
2,223,400	TISCO Finance Public Co. Ltd.* (Diversified Financials)	1,636,842

		3,848,071

Turkey – 0.6%
155,949,000	Turkiye Is Bankasi Class C* (Banks)	579,101

TOTAL COMMON STOCKS
(Cost $72,256,519)		$92,991,925

Exchange Traded Fund – 3.3%

United States – 3.3%
25,400	iShares MSCI Emerging Markets Index*	$3,475,228

TOTAL EXCHANGE TRADED FUND
(Cost $3,376,850)		$3,475,228

Preferred Stocks – 6.7%

Brazil – 5.1%
23,500	Brasil Telecom Participacoes SA ADR* (Telecommunication Services)	890,650
73,500	Companhia de Bebidas das Americas ADR (Food Beverage & Tobacco)	1,630,965
137,801	Tele Norte Leste Participacoes SA ADR* (Telecommunication Services)	1,792,791
49,200	Telemig Celular Participacoes SA ADR* (Telecommunication Services)	1,101,588

		5,415,994

South Korea – 1.6%
37,350	Hyundai Motor Co. Ltd. (Auto Repair, Services and Parking)	569,234
6,080	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,102,631

		1,671,865

TOTAL PREFERRED STOCKS
(Cost $5,338,100)		$7,087,859

Principal	Interest	Maturity
Amount €	Rates	Date	Value
Corporate Bond – 0.0%

India – 0.0%
Hindustan Lever Ltd. (Food & Kindred Products)°
INR 761,340	9.00%	01/01/2005	$16,601

TOTAL CORPORATE BOND
(Cost $18,935)			$16,601

Expiration
Units	Description	Date	Value
Rights – 0.0%

Thailand – 0.0%
91,200	TelecomAsia Corp. Public – Alien Market* (Telecommunication Services)	4/2008	$—

TOTAL RIGHTS
(Cost $0)			$—

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $80,990,404)			$103,571,613

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
August 31, 2003

Shares	Description	Value
Securities Lending Collateral – 6.6%

6,944,000	Boston Global Investment Trust – Enhanced Portfolio	$6,944,000

TOTAL SECURITIES LENDING COLLATERAL
(Cost $6,944,000)		$6,944,000

TOTAL INVESTMENTS
(Cost $87,934,404)		$110,515,613

*	Non-income producing security.

†	Security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $1,192,600, which represents 1.1% of net assets as of August 31, 2003.

€	The principal amount of the security is stated in the currency in which the bond is denominated. See below.

INR—Indian Rupee

°	Fair valued security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

As a % of
Net Assets
Common and Preferred Stock Industry Classifications††

Automobiles & Components	3.0%
Banks	20.0
Capital Goods	0.6
Commercial Services & Supplies	0.9
Consumer Durables & Apparel	1.0
Diversified Financials	1.6
Energy	8.2
Food Beverage & Tobacco	1.6
Hotels Restaurants & Leisure	1.2
Insurance	1.1
Materials	16.5
Pharmaceuticals & Biotechnology	2.9
Real Estate	2.1
Semiconductors & Semiconductor Equipment	13.2
Software & Services	2.0
Technology Hardware & Equipment	4.7
Telecommunication Services	13.1
Utilities	1.4

TOTAL COMMON AND PREFERRED STOCK	95.1%

††	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on July 8, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Asia Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex Japan Index (unhedged) (“MSCI AC Asia Free Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Asia Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested July 8, 1994 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	Five Years	One Year

Class A (commenced July 8, 1994)
Excluding sales charges	-4.10%	9.17%	8.20%
Including sales charges	-4.69%	7.95%	2.29%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-8.42%	8.65%	7.62%
Including contingent deferred sales charges	-8.42%	8.36%	2.62%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-8.78%	8.62%	7.53%
Including contingent deferred sales charges	-8.78%	8.62%	6.53%

Institutional Class (commenced February 2, 1996)	-6.55%	10.03%	9.35%

 GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments
August 31, 2003

Shares	Description	Value
Common Stocks – 94.3%

China – 7.7%
446,000	China Mobile Ltd. (Communication)	$1,146,559
1,662,000	China Oilfield Services Ltd. (Oil & Gas Extraction)	458,159
210,500	CNOOC Ltd. (Oil & Gas Extraction)	391,352
536,000	Huaneng Power International, Inc. Class H (Electric, Gas and Sanitary Service)	735,353
700,000	Sinotrans Ltd. Class H* (Transportation Services)	237,843
538,000	Yanzhou Coal Mining Co. Ltd. Class H (Coal Mining)	315,588

		3,284,854

Hong Kong – 18.0%
409,500	BOC Hong Kong (Holdings) Ltd. (Depository Institutions)	525,051
214,000	Cathay Pacific Airways Ltd. (Transportation by Air)	366,304
82,000	Cheung Kong (Holdings) Ltd. (Real Estate)	636,087
163,900	CLP Holdings Ltd. (Electric, Gas and Sanitary Service)	722,911
69,200	Dah Sing Financial Group (Depository Institutions)	409,916
274,000	Esprit Holdings Ltd. (Apparel & Other Textile)	686,822
87,400	Hang Seng Bank Ltd. (Holding & Other Investments)	966,535
295,140	Hong Kong and China Gas Co. Ltd. (Electric, Gas and Sanitary Service)	397,342
109,000	Hong Kong Electric Holdings Ltd. (Electric, Gas and Sanitary Service)	430,452
124,500	Hutchison Whampoa Ltd. (Holding & Other Investments)	917,877
66,000	Sun Hung Kai Properties Ltd. (Real Estate)	478,123
35,500	Swire Pacific Ltd. (Business Services)	199,365
250,000	Techtronic Industries Co. Ltd. (Electronic and Other Electric Equipment)	551,335
162,100	The Wharf (Holdings) Ltd. (Miscellaneous)	380,348

		7,668,468

India – 8.0%
3,855	Hindustan Lever Ltd. (Food & Kindred Products)	15,509
27,168	Hindustan Petroleum Corp. Ltd. (Oil & Gas Extraction)	254,648
52,805	Housing Development Finance Corp. Ltd. (General Building Contract)	555,627
147,662	ICICI Bank Ltd. (Depository Institutions)	577,962
7,075	Infosys Technologies Ltd. (Communication)	603,273
108,164	Maruti Udyog Ltd.* (Automotive Dealers & Services)	555,325
23,560	Ranbaxy Laboratories Ltd. (Chemicals & Allied Products)	514,354
37,608	State Bank of India (Depository Institutions)	360,212

		3,436,910

Indonesia – 1.1%
868,700	PT Telekomunikasi Indonesia (Communication)	468,392

Malaysia – 4.9%
30,000	British American Tobacco Malaysia Berhad (Tobacco Products)	323,684
578,500	Magnum Corp. Berhad (Amusement & Recreation)	429,308
443,250	Public Bank Berhad - Foreign Market (Nondepository Institution)	309,109
227,100	Resorts World Berhad (Hotels & Other Lodging)	615,560
452,000	SP Setia Berhad (Real Estate)	397,284

		2,074,945

Singapore – 11.0%
84,000	Keppel Corp. Ltd. (Miscellaneous)	251,526
405,000	MobileOne Ltd. (Communication)	318,770
161,000	Oversea-Chinese Banking Corp. Ltd. (Depository Institutions)	1,010,095
77,000	Singapore Airlines Ltd. (Transportation by Air)	491,873
852,000	Singapore Post Ltd. (Business Services)	374,174
46,400	Singapore Press Holdings Ltd. (Printing & Publishing)	494,884
214,000	Singapore Telecommunications Ltd. (Communication)	207,494
433,000	Unisteel Technology Ltd. (Electronic and Other Electric Equipment)	288,947
172,412	United Overseas Bank Ltd. (Depository Institutions)	1,248,864

		4,686,627

South Korea – 23.3%
32,810	Baiksan OPC Co. Ltd. (Electronic and Other Electric Equipment)	304,495
890	Daishin Securities Co. (Depository Institutions)	16,103
65,256	Hana Bank (Depository Institutions)	952,865
11,710	Hyundai Mobis (Auto Repair, Services and Parking)	413,763

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

South Korea – (continued)
21,400	Hyundai Motor Co. Ltd. (Auto Repair, Services and Parking)	$714,244
20,910	Interflex Co. Ltd. (Electronic and Other Electric Equipment)	398,794
16,705	Kookmin Bank (Depository Institutions)	610,881
3,480	KT Corp. (Communication)	132,889
10,510	LG Chem Ltd. (Chemicals & Allied Products)	462,637
5,480	POSCO (Primary Metal Industries)	648,548
16,060	S1 Corp. (Electronic and Other Electric Equipment)	310,398
9,220	Samsung Electronics Co. Ltd. (Electronic and Other Electric Equipment)	3,414,815
31,090	Shinhan Financial Group Co. Ltd. (Nondepository Institution)	423,533
4,990	Sindo Ricoh Co. Ltd. (Electronic and Other Electric Equipment)	313,973
3,390	SK Telecom Co. Ltd. ADR (Communication)	580,153
8,470	You Eal Electronics Co. Ltd. (Communication)	236,540

		9,934,631

Taiwan – 15.4%
625,900	Advanced Semiconductor Engineering, Inc.* (Electronic and Other Electric Equipment)	486,546
73,700	Ambit Microsystems Corp. (Electronic and Other Electric Equipment)	202,140
356,000	Benq Corp. (Electronic and Other Electric Equipment)	527,369
232,913	China Steel Corp. (Primary Metal Industries)	186,522
124,253	Chinatrust Financial Holding Co. Ltd. (Depository Institutions)	101,327
324,525	Compal Electronics, Inc. (Electronic and Other Electric Equipment)	495,022
693,000	EVA Airways Corp. (Transportation by Air)	259,189
328,896	Formosa Plastic Corp. (Chemicals & Allied Products)	487,218
236,772	Fubon Financial Holding Co. Ltd. (Nondepository Institution)	206,281
200,797	Hon Hai Precision (Electronic and Other Electric Equipment)	830,519
16,960	Nan Ya Plastic Corp. (Chemicals & Allied Products)	20,398
177,345	Phoenixtec Power Co. Ltd. (Electronic and Other Electric Equipment)	208,090
723,929	SinoPac Holdings Co. (Depository Institutions)	287,745
688,000	Taishin Financial Holdings Co. Ltd. (Nondepository Institution)	393,546
357,000	Taiwan Navigation Co. Ltd. (Water Transportation)	231,437
590,674	Taiwan Semiconductor* (Electronic and Other Electric Equipment)	1,160,902
37,300	Taiwan Styrene Monomer Corp. (Chemicals & Allied Products)	29,652
574,577	United Microelectronics Corp. ADR* (Electronic and Other Electric Equipment)	471,932

		6,585,835

Thailand – 4.9%
139,300	Electricity Generating Public Co. Ltd. (Electric, Gas and Sanitary Service)	213,577
1,771,800	Land and Houses Public Co. Ltd. (Real Estate)	521,752
1,160,900	Sansiri Public Co. Ltd.* (Real Estate)	440,741
91,600	The Siam Cement Public Co. Ltd. (Heavy Construction)	419,100
653,000	TISCO Finance Public Co. Ltd.* (Nondepository Institution)	480,731

		2,075,901

TOTAL COMMON STOCKS
(Cost $30,999,930)		$40,216,563

Preferred Stocks – 2.1%

South Korea – 2.1%
25,670	Daishin Securities Co. (Nondepository Institution)	$209,819
19,280	Hyundai Motor Co. Ltd. (Auto Repair, Services and Parking)	295,479
2,090	Samsung Electronics Co. Ltd. (Electronic and Other Electric Equipment)	379,029

		884,327

TOTAL PREFERRED STOCKS
(Cost $622,743)		$884,327

Principal	Interest	Maturity
Amount €	Rates	Date	Value
Corporate Bonds – 0.0%

India – 0.0%
Hindustan Lever Ltd. (Food & Kindred Products)°
INR 23,130	9.00%	01/01/2005	$504

TOTAL CORPORATE BONDS
(Cost $504)			$504

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments (continued)
August 31, 2003

Expiration
Units	Description	Date	Value
Rights – 0.0%

Thailand – 0.0%
198,411	TelecomAsia Corp. Public – Alien Market* (Communication)	4/2008	$—

TOTAL RIGHTS
(Cost $0)			$—

TOTAL INVESTMENTS
(Cost $31,623,177)			$41,101,394

*	Non-income producing security.

€	The principal amount of the security is stated in the currency in which the bond is denominated. See below.

INR—Indian Rupee

°	Fair valued security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

As a % of
Net Assets
Common and Preferred Stock Industry Classifications††

Amusement & Recreation	1.0%
Apparel & Other Textile	1.6
Auto Repair, Services and Parking	3.3
Automotive Dealers & Services	1.3
Business Services	1.3
Chemicals & Allied Products	3.5
Coal Mining	0.7
Communication	8.7
Depository Institutions	14.3
Electric, Gas and Sanitary Service	5.9
Electronic and Other Electric Equipment	24.3
Food & Kindred Products	0.0
General Building Contract	1.3
Heavy Construction	1.0
Holding & Other Investments	4.4
Hotels & Other Lodging	1.4
Miscellaneous	1.5
Nondepository Institution	4.8
Oil & Gas Extraction	2.6
Primary Metal Industries	2.0
Printing & Publishing	1.2
Real Estate	5.8
Tobacco Products	0.8
Transportation Services	0.6
Transportation by Air	2.6
Water Transportation	0.5

TOTAL COMMON AND PREFERRED STOCK	96.4%

††	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2003

European
Equity Fund

Assets:

Investment in securities, at value (identified cost $34,819,847, $508,979,310, $23,700,627, $51,203,634, $80,990,404 and $31,623,177, respectively)	$37,607,479
Securities lending collateral, at value	1,273,938
Cash	339,157
Foreign currencies, at value (identified cost $121,638, $180,688, $216,371, $127,370, $337,038 and $165,884, respectively)	122,742
Receivables:
Fund shares sold	140,939
Investment securities sold, at value	586
Dividends and interest, at value	143,722
Variation margin, at value(a)	393,842
Reimbursement from investment adviser	50,883
Forward foreign currency exchange contracts, at value	—
Securities lending income	559
Foreign tax refunds	—

Total assets	40,073,847

Liabilities:

Due to custodian	—
Payables:
Investment securities purchased, at value	—
Fund shares repurchased	18,095
Amounts owed to affiliates	53,666
Forward foreign currency exchange contracts, at value	—
Payable upon return of securities loaned	1,273,938
Unrealized foreign taxes	—
Accrued expenses	81,737

Total liabilities	1,427,436

Net Assets:

Paid-in capital	77,504,476
Accumulated undistributed net investment income (loss)	252,774
Accumulated net realized loss on investments, futures and foreign currency related transactions	(41,906,987)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	2,796,148

NET ASSETS	$38,646,411

Net asset value, offering and redemption price per share:(b)
Class A	$8.23
Class B	$8.01
Class C	$8.02
Institutional	$8.36
Service	$8.25

Shares outstanding:
Class A	4,061,153
Class B	215,636
Class C	110,022
Institutional	311,760
Service	184

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	4,698,755

(a)	Includes approximately $55,602 and $1,027,634 for European Equity and International Equity Funds relating to initial margin requirements for futures transactions, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds is $8.71, $14.19, $7.82, $9.76, $9.67 and $9.92, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$550,365,477	$27,741,759	$59,839,011	$103,571,613	$41,101,394
63,483,453	1,039,144	4,285,719	6,944,000	—
211	11,985	—	43,216	53,397
180,739	216,371	126,326	336,291	165,967
4,576,752	49,893	1,164,063	893,622	951,739
—	149,953	1,795,948	1,090,113	478,723
1,647,894	5,890	131,085	273,424	99,459
1,636,205	—	—	—	—
15,913	13,528	77,854	40,662	68,102
4,810,550	—	—	—	—
20,760	2,360	3,969	1,047	—
—	—	—	—	7,356

626,737,954	29,230,883	67,423,975	113,193,988	42,926,137

—	—	613,262	—	—
2,725,424	527,154	583,246	675,125	469
3,252,355	73,382	204,341	12,596	52,496
693,020	36,382	75,537	118,054	56,887
5,202,387	—	—	—	—
63,483,453	1,039,144	4,285,719	6,944,000	—
—	—	—	139,439	87,110
168,032	68,816	101,166	84,126	97,724

75,524,671	1,744,878	5,863,271	7,973,340	294,686

1,157,590,642	57,091,915	219,512,533	127,198,152	127,062,111
20,376,652	(145,278)	51,768	(191,746)	51,720
(668,228,947)	(33,502,469)	(166,643,180)	(44,227,788)	(93,873,405)
41,474,936	4,041,837	8,639,583	22,442,030	9,391,025

$551,213,283	$27,486,005	$61,560,704	$105,220,648	$42,631,451

$13.41	$7.39	$9.22	$9.14	$9.37
$13.02	$7.19	$8.99	$8.91	$9.04
$12.83	$7.18	$8.98	$8.92	$9.00
$13.70	$7.62	$9.55	$9.49	$9.82
$13.38	$7.47	$9.29	$9.06	—

23,351,359	2,583,951	3,236,434	2,681,790	3,743,638
2,030,014	216,209	142,844	160,307	352,358
1,076,403	248,491	183,947	108,989	135,032
14,338,760	663,869	3,006,849	8,237,091	321,846
94,936	182	6,014	20,448	—

40,891,472	3,712,702	6,576,088	11,208,625	4,552,874

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2003

European
Equity Fund

Investment Income:

Dividends(a)	$764,768
Interest (including securities lending income of $51,319, $692,813, $26,019, $117,832, $10,978 and $0, respectively)	78,620

Total income	843,388

Expenses:

Management fees	350,669
Distribution and Service fees(b)	168,991
Custody and accounting fees	226,982
Transfer Agent fees(b)	61,171
Registration fees	52,928
Printing fees	28,672
Professional fees	43,979
Trustee fees	13,370
Service Share fees	7
Amortization of deferred organization expenses	—
Other	54,555

Total expenses	1,001,324

Less — expense reductions	(374,624)

Net expenses	626,700

NET INVESTMENT INCOME (LOSS)	216,688

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(5,251,957)
Futures transactions	(180,936)
Foreign currency related transactions	30,069
Net change in unrealized gain (loss) on:
Investments	6,881,836
Futures	13,836
Translation of assets and liabilities denominated in foreign currencies	(9,064)

Net realized and unrealized gain (loss) on investments, futures and foreign currency related transactions	1,483,784

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,700,472

(a)	For the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, foreign taxes withheld on dividends were $84,509, $1,655,060, $26,462, $150,791, $227,545 and $140,324, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

European Equity Fund	$145,307	$15,966	$7,718	$55,217	$3,034	$1,466	$1,454	$—
International Equity Fund	1,885,790	267,241	126,897	716,600	50,776	24,110	95,221	1,573
Japanese Equity Fund	79,713	14,045	19,414	30,291	2,669	3,688	1,980	—
International Growth Opportunities Fund	172,388	11,311	13,574	65,507	2,149	2,579	14,318	13
Emerging Markets Equity Fund	100,600	12,335	6,981	38,228	2,344	1,326	27,050	36
Asia Growth Fund	126,651	26,090	9,490	48,127	4,957	1,803	2,205	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$12,515,040	$195,887	$1,318,618	$2,383,147	$1,002,599
974,859	26,462	142,737	15,240	6,288

13,489,899	222,349	1,461,355	2,398,387	1,008,887

6,585,560	242,407	873,506	1,077,206	343,992
2,279,928	113,172	197,273	119,916	162,231
907,387	160,994	330,175	275,721	366,185
888,280	38,628	84,566	68,984	57,092
93,211	51,772	74,256	54,282	60,644
32,672	28,672	28,672	28,672	24,102
53,897	43,568	45,386	45,257	43,984
13,370	13,369	13,370	13,370	13,370
19,659	5	154	456	—
—	2,443	6,745	880	—
116,192	54,320	57,960	62,195	57,584

10,990,156	749,350	1,712,063	1,746,939	1,129,184

(484,229)	(317,913)	(543,033)	(152,617)	(498,013)

10,505,927	431,437	1,169,030	1,594,322	631,171

2,983,972	(209,088)	292,325	804,065	377,716

(166,014,889)	(6,306,597)	(18,301,946)	(1,316,265)	(1,434,212)
(7,800,151)	(27,383)	(91,920)	(30,048)	—
15,078,469	(31,637)	(91,112)	(523,424)	(242,037)
163,125,296	6,352,469	27,016,407	24,964,474	6,555,990
(61,697)	—	—	—	—
1,833,656	327	(9,986)	(19,581)	(61,140)

6,160,684	(12,821)	8,521,443	23,075,156	4,818,601

$9,144,656	$(221,909)	$8,813,768	$23,879,221	$5,196,317

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2003

European
Equity Fund
From operations:

Net investment income (loss)	$216,688
Net realized loss from investment, futures and foreign currency related transactions	(5,402,824)
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	6,886,608

Net increase (decrease) in net assets resulting from operations	1,700,472

Distributions to shareholders:

From net investment income
Class A Shares	(3,632)
Class B Shares	—
Class C Shares	—
Institutional Shares	(55,347)
Service Shares	(11)

Total distributions to shareholders	(58,990)

From share transactions:

Proceeds from sales of shares	91,273,917
Reinvestment of dividends and distributions	57,367
Cost of shares repurchased	(98,948,880)

Net increase (decrease) in net assets resulting from share transactions	(7,617,596)

TOTAL INCREASE (DECREASE)	(5,976,114)

Net assets:

Beginning of year	44,622,525

End of year	$38,646,411

Accumulated undistributed net investment income (loss)	$252,774

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$2,983,972	$(209,088)	$292,325	$804,065	$377,716
(158,736,571)	(6,365,617)	(18,484,978)	(1,869,737)	(1,676,249)
164,897,255	6,352,796	27,006,421	24,944,893	6,494,850

9,144,656	(221,909)	8,813,768	23,879,221	5,196,317

(5,138,689)	—	—	—	—
(249,124)	—	—	—	—
(145,451)	—	—	—	—
(7,860,204)	—	—	—	—
(86,318)	—	—	—	—

(13,479,786)	—	—	—	—

1,401,427,473	52,319,486	254,352,915	54,576,487	166,122,780
9,629,723	—	—	—	—
(1,820,359,144)	(52,151,660)	(296,541,744)	(64,704,402)	(166,546,395)

(409,301,948)	167,826	(42,188,829)	(10,127,915)	(423,615)

(413,637,078)	(54,083)	(33,375,061)	13,751,306	4,772,702

964,850,361	27,540,088	94,935,765	91,469,342	37,858,749

$551,213,283	$27,486,005	$61,560,704	$105,220,648	$42,631,451

$20,376,652	$(145,278)	$51,768	$(191,746)	$51,720

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2002

European
Equity Fund

From operations:

Net investment income (loss)	$139,205
Net realized loss from investment, futures, options and foreign currency related transactions	(19,819,135)
Net change in unrealized loss on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	9,157,802

Net increase (decrease) in net assets resulting from operations	(10,522,128)

Distributions to shareholders:

From net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
From net realized gains on investment, futures and foreign currency transactions
Class A Shares	(1,298,776)
Class B Shares	(85,304)
Class C Shares	(33,179)
Institutional Shares	(170,384)
Service Shares	(50)

Total distributions to shareholders	(1,587,693)

From share transactions:

Proceeds from sale of shares	77,738,552
Reinvestment of dividends and distributions	1,476,067
Cost of shares repurchased	(127,466,125)

Net increase (decrease) in net assets resulting from share transactions	(48,251,506)

TOTAL INCREASE (DECREASE)	(60,361,327)

Net assets:

Beginning of year	104,983,852

End of year	$44,622,525

Accumulated undistributed net investment income (loss)	$58,563

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia Growth
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Fund

$2,983,169	$(279,846)	$(784,843)	$(73,760)	$278,334
(363,004,817)	(9,900,634)	(60,112,543)	(7,747,577)	(2,135,778)
140,877,866	6,924,227	29,746,332	8,416,284	4,959,399

(219,143,782)	(3,256,253)	(31,151,054)	594,947	3,101,955

(3,356,174)	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(3,099,977)	—	—	—	—
(39,012)	—	—	—	—
—	(142,228)	—	—	—
—	(19,740)	—	—	—
—	(21,775)	—	—	—
—	(17,348)	—	—	—
—	(15)	—	—	—

(6,495,163)	(201,106)	—	—	—

1,090,902,401	43,267,012	180,883,814	46,378,767	78,802,177
4,749,047	179,994	—	—	—
(1,337,920,546)	(38,548,371)	(303,039,198)	(65,976,722)	(85,609,653)

(242,269,098)	4,898,635	(122,155,384)	(19,597,955)	(6,807,476)

(467,908,043)	1,441,276	(153,306,438)	(19,003,008)	(3,705,521)

1,432,758,404	26,098,812	248,242,203	110,472,350	41,564,270

$964,850,361	$27,540,088	$94,935,765	$91,469,342	$37,858,749

$15,793,997	$(1,552)	$(298,667)	$(495,697)	$(109,282)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
August 31, 2003

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Growth Fund have not commenced operations).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the Nasdaq system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. It is the Funds’ policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Funds, based upon the relative proportion of net assets of each class.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income and capital gains distributions, if any, are declared and paid annually and recorded on the ex-dividend date.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years. As of August 31, 2003, the deferred organization costs have been fully amortized.

F. Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and loss arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

G. Derivative Financial Instruments — The Funds may utilize derivative financial instruments such as structured notes and equity swaps. Such instruments are used by the Funds as a means of investing in a particular market or increasing the return on the Funds’ investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Funds to a greater degree of market or counterparty risk and loss than other types of securities.

H. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total returns. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2003

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to the average daily net assets of each Fund. For the year ended August 31, 2003, the investment adviser for International Growth Opportunities has voluntarily agreed to waive a portion of its management fee equal to an annual percentage rate of the Fund’s average daily net assets. The adviser may discontinue or modify this waiver in the future at its discretion.
     The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund.
     For the year ended August 31, 2003, the Funds’ management fees, management fee waivers and expense limitations (rounded) as an annual percentage rate of average daily net assets is as follows:

		Management
	Management	Fee	Expense
Fund	Fee	Waiver	Limitation

European Equity	1.00%	—%	0.10%

International Equity	1.00	—	0.10

Japanese Equity	1.00	—	0.11

International Growth Opportunities	1.20	0.10	0.10

Emerging Markets Equity	1.20	—	0.35

Asia Growth	1.00	—	0.16

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to receive a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2003, no Class B and Class C contingent deferred sales charges were retained by Goldman Sachs. During the year ended August 31, 2003, Goldman Sachs advised the Funds that it retained approximately $43,000, $286,000, $46,000, $5,000, $21,000 and $42,000 in Class A sales load on behalf of the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.
     Goldman Sachs also serves as the transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis), of the average daily net asset value of the Service Shares.
     For the year ended August 31, 2003, the Funds’ investment adviser has voluntarily agreed to reimburse certain operating expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management	Expense	Custody	Total Expense
Fund	Fee Waiver	Reimbursements	Credits	Reductions

European Equity	$—	$375	$—	$375

International Equity	—	481	3	484

Japanese Equity	—	318	—	318

International Growth Opportunities	73	470	—	543

Emerging Markets Equity	—	152	1	153

Asia Growth	—	498	—	498

     As of August 31, 2003, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

European Equity	$32	$16	$6	$54

International Equity	464	166	63	693

Japanese Equity	22	11	3	36

International Growth Opportunities	56	14	6	76

Emerging Markets Equity	100	11	7	118

Asia Growth	34	17	6	57

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2003

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2003, were as follows:

Fund	Purchases	Sales and Maturities

European Equity	$44,522,917	$51,455,546

International Equity	397,923,198	779,732,790

Japanese Equity	27,382,259	27,406,027

International Growth Opportunities	60,485,472	102,134,895

Emerging Markets Equity	72,826,662	83,240,484

Asia Growth	75,138,573	77,835,036

     For the year ended August 31, 2003, Goldman Sachs earned approximately $13,000, $211,000, $4,000, $25,000, $22,000 and $16,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At August 31, 2003, the International Equity Fund had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar
expiring 9/26/2003	$23,970,436	$23,949,954	$—	$20,482
expiring 10/22/2003	3,412,000	3,422,417	10,417	—
expiring 10/22/2003	17,082,975	16,801,524	—	281,451
Canadian Dollar
expiring 10/22/2003	10,486,000	10,566,575	80,575	—
expiring 10/22/2003	10,426,790	10,207,321	—	219,469
Danish Krone
expiring 9/29/2003	1,881,465	1,895,883	14,418	—
Euro
expiring 10/22/2003	28,253,615	27,267,450	—	986,165
Great British Pound
expiring 9/8/2003	25,617,119	24,931,517	—	685,602
expiring 10/22/2003	13,712,705	13,211,931	—	500,774
Hong Kong Dollar
expiring 9/11/2003	2,128,051	2,128,278	227	—
Japanese Yen
expiring 9/30/2003	16,542,880	16,668,566	125,686	—
expiring 10/22/2003	20,825,204	21,091,833	266,629	—
Norwegian Krone
expiring 9/25/2003	4,281,013	4,138,087	—	142,926
expiring 10/22/2003	10,265,000	9,886,635	—	378,365
Swedish Krona
expiring 9/18/2003	6,983,234	6,704,349	—	278,885
expiring 10/22/2003	3,421,000	3,507,741	86,741	—
expiring 10/22/2003	10,461,204	10,053,370	—	407,834
Swiss Franc
expiring 10/22/2003	20,993,000	20,224,542	—	768,458

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$230,743,691	$226,657,973	$584,693	$4,670,411

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2003

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar
expiring 10/22/2003	$3,355,000	$3,321,728	$33,272	$—
expiring 10/22/2003	10,249,000	10,344,849	—	95,849
Canadian Dollar
expiring 10/22/2003	14,235,000	14,091,497	143,503	—
expiring 10/22/2003	17,127,000	17,392,547	—	265,547
Euro
expiring 9/29/2003	6,664,158	6,706,396	—	42,238
expiring 10/22/2003	41,758,000	40,562,609	1,195,391	—
Great British Pound
expiring 9/8/2003	6,821,639	6,691,020	130,619	—
expiring 10/22/2003	17,093,000	16,814,551	278,449	—
Hungarian Forint
expiring 9/18/2003	3,061,039	3,053,300	7,739	—
expiring 9/18/2003	2,837,696	2,843,242	—	5,546
Japanese Yen
expiring 10/22/2003	3,443,000	3,510,248	—	67,248
Mexican Peso
expiring 9/24/2003	5,622,127	5,377,528	244,599	—
Norwegian Krone
expiring 10/22/2003	14,373,280	13,956,731	416,549	—
expiring 10/22/2003	3,469,000	3,487,013	—	18,013
Singapore Dollar
expiring 10/17/2003	1,118,887	1,115,085	3,802	—
expiring 10/17/2003	2,703,125	2,704,889	—	1,764
Swedish Krona
expiring 10/22/2003	3,436,000	3,285,184	150,816	—
expiring 10/22/2003	3,412,000	3,444,514	—	32,514
Swiss Franc
expiring 9/18/2003	14,706,172	14,163,524	542,648	—
expiring 10/22/2003	24,083,393	23,004,923	1,078,470	—
expiring 10/22/2003	3,469,000	3,472,257	—	3,257

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$203,037,516	$199,343,635	$4,225,857	$531,976

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2003, the Funds had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
(“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At August 31, 2003, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized
Fund	Type	Long	Month	Value	Gain

European Equity	DJ EUR ER STX 50 Index	14	September 2003	$398,542	$3,996
	FTSE 100 Index	3	September 2003	199,127	949

				$597,669	$4,945

International Equity	DJ EUR ER STX 50 Index	312	September 2003	$8,782,849	$513,241

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (SEC) and the terms and conditions contained therein, the Funds may lend their securities through their Securities Lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2003 are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of August 31, 2003:

			Earnings of BGA	Earnings Received	Amount Payable to
		Cash Collateral	Relating to Securities	From Lending to	Goldman Sachs
	Market Value of	Received for Loans	Loaned for the	Goldman Sachs for	Upon Return of
	Securities on Loan as	Outstanding as of	Year Ended	the Year Ended	Securities Loaned as of
Fund	of August 31, 2003	August 31, 2003	August 31, 2003	August 31, 2003	August 31, 2003

European Equity	$1,205,005	1,273,938	$9,055	$16,396	$1,888

International Equity	60,162,493	63,483,453	122,254	191,723	4,287,654

Japanese Equity	982,448	1,039,144	4,590	6,926	322,500

International Growth Opportunities	4,083,379	4,285,719	20,790	31,224	1,501,250

Emerging Markets Equity	6,761,346	6,944,000	1,937	753	331,500

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2003

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2003, the Funds did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

The tax character of distributions paid was as follows:

	For the Year Ended August 31, 2003		For the Year Ended August 31, 2002

	European	International	European	International	Japanese
	Equity	Equity	Equity	Equity	Equity

Distributions paid from:
Ordinary income	$58,990	$13,479,786	$9,380	$6,495,163	$—
Net long-term capital gains	—	—	1,578,313	—	201,106

Total taxable distributions	$58,990	$13,479,786	$1,587,693	$6,495,163	$201,106
Tax Return of Capital	$—	$—	$—	$—	$—

     As of August 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

				International
	European	International	Japanese	Growth	Emerging
	Equity	Equity	Equity	Opportunities	Markets Equity	Asia Growth

Undistributed ordinary income — net	$237,846	$19,765,833	$—	$280,047	$464,644	$358,707
Undistributed long-term capital gains	—	—	—	—	—	—

Total undistributed earnings	$237,846	$19,765,833	$—	$280,047	$464,644	$358,707
Capital loss carryforward	(32,665,211)	(514,247,527)	(24,967,906)	(156,002,452)	(37,831,876)	(90,916,038)
Timing differences (post October losses)	(4,946,927)	(106,466,421)	(5,242,481)	(9,012,138)	(283,119)	(157,547)
Unrealized gains (losses) — net	(1,483,773)	(5,429,244)	604,477	6,782,714	15,672,847	6,284,218

Total accumulated losses — net	$(38,858,065)	$(606,377,359)	$(29,605,910)	$(157,951,829)	$(21,977,504)	$(84,430,660)
Capital loss carryforward years of expiration	2010-2011	2009-2011	2010-2011	2009-2011	2009-2011	2005-2011

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

7. ADDITIONAL TAX INFORMATION (continued)

     At August 31, 2003, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

				International	Emerging
	European	International	Japanese	Growth	Markets
	Equity	Equity	Equity	Opportunities	Equity	Asia Growth

Tax cost	$40,373,706	$619,777,656	$28,177,131	$57,346,222	$94,703,587	$34,729,984

Gross unrealized gain	3,349,389	3,907,059	884,632	9,042,446	18,423,316	6,391,267
Gross unrealized loss	(4,841,678)	(9,835,785)	(280,860)	(2,263,938)	(2,611,290)	(19,857)

Net unrealized security gain (loss)	$(1,492,289)	$(5,928,726)	$603,772	$6,778,508	$15,812,026	$6,371,410

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

8. OTHER MATTERS

As of August 31, 2003 the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Emerging Markets Equity Fund with amounts greater than 5% (as a percentage of outstanding shares) as follows:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Aggressive Growth
Fund	Strategy Portfolio	Portfolio	Strategy Portfolio

Emerging Markets Equity	11%	11%	8%

9. CERTAIN RECLASSIFICATIONS

In order to account for permanent book/tax differences, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and passive foreign investment companies.

			Accumulated
		Accumulated	Undistributed Net
		Net Realized	Investment
Fund	Paid-in Capital	Gain (Loss)	Income (Loss)

European Equity	$—	$(36,513)	$36,513

International Equity	—	(15,078,469)	15,078,469

Japanese Equity	(96,986)	31,624	65,362

International Growth Opportunities	(106,714)	48,604	58,110

Emerging Markets Equity	(19,904)	520,018	(500,114)

Asia Growth	3,913	212,801	(216,714)

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2003

10. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2003 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,256,797	$75,171,422	89,447,485	$1,053,625,414
Reinvestment of dividends and distributions	570	4,316	328,547	3,932,820
Shares repurchased	(11,041,536)	(80,198,026)	(105,265,440)	(1,250,036,901)

	(784,169)	(5,022,288)	(15,489,408)	(192,478,667)

Class B Shares
Shares sold	31,887	232,910	95,189	1,127,709
Reinvestment of dividends and distributions	—	—	19,108	222,793
Shares repurchased	(48,604)	(340,046)	(647,227)	(7,481,620)

	(16,717)	(107,136)	(532,930)	(6,131,118)

Class C Shares
Shares sold	2,276,113	15,645,546	1,385,513	15,504,806
Reinvestment of dividends and distributions	—	—	10,099	116,042
Shares repurchased	(2,250,226)	(15,662,487)	(1,429,109)	(16,159,439)

	25,887	(16,941)	(33,497)	(538,591)

Institutional Shares
Shares sold	29,946	224,039	27,267,069	329,988,218
Reinvestment of dividends and distributions	7,072	53,040	435,460	5,299,556
Shares repurchased	(396,424)	(2,748,321)	(44,115,492)	(541,581,597)

	(359,406)	(2,471,242)	(16,412,963)	(206,293,823)

Service Shares
Shares sold	—	—	95,648	1,181,326
Reinvestment of dividends and distributions	1	11	4,909	58,512
Shares repurchased	—	—	(399,618)	(5,099,587)

	1	11	(299,061)	(3,859,749)

NET INCREASE (DECREASE)	(1,134,404)	$(7,617,596)	(32,767,859)	$(409,301,948)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

5,694,712	$36,774,841	29,964,249	$217,378,512	5,057,077	$35,440,517	10,410,433	$79,584,955
—	—	—	—	—	—	—	—

(5,300,886)	(34,916,161)	(33,156,269)	(241,988,879)	(5,516,992)	(38,795,489)	(10,092,440)	(77,790,114)

393,826	1,858,680	(3,192,020)	(24,610,367)	(459,915)	(3,354,972)	317,993	1,794,841

23,642	160,469	42,544	312,568	17,927	135,238	68,709	545,819

—	—	—	—	—	—	—	—

(46,825)	(306,791)	(49,662)	(391,068)	(50,743)	(351,275)	(85,935)	(653,173)

(23,183)	(146,322)	(7,118)	(78,500)	(32,816)	(216,037)	(17,226)	(107,354)

1,824,351	12,017,915	831,069	5,835,339	906,079	6,008,601	1,487,244	11,091,814

—	—	—	—	—	—	—	—

(1,893,238)	(12,549,409)	(823,644)	(5,783,869)	(897,749)	(5,974,783)	(1,478,282)	(11,135,756)

(68,887)	(531,494)	7,425	51,470	8,330	33,818	8,962	(43,942)

484,323	3,366,261	4,051,252	30,795,863	1,741,423	12,877,158	9,948,450	74,900,192

—	—	—	—	—	—	—	—

(640,458)	(4,379,299)	(6,066,789)	(48,370,958)	(2,587,761)	(19,570,811)	(10,079,904)	(76,967,352)

(156,135)	(1,013,038)	(2,015,537)	(17,575,095)	(846,338)	(6,693,653)	(131,454)	(2,067,160)

—	—	3,757	30,633	15,227	114,973	—	—

—	—	—	—	—	—	—	—

—	—	(868)	(6,970)	(1,802)	(12,044)	—	—

—	—	2,889	23,663	13,425	102,929	—	—

145,621	$167,826	(5,204,361)	$(42,188,829)	(1,317,314)	$(10,127,915)	178,275	$(423,615)

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2003

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2002 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,322,732	$71,424,627	43,941,807	$630,955,410
Reinvestment of dividends and distributions	137,970	1,210,001	184,156	2,753,144
Shares repurchased	(13,314,536)	(115,640,788)	(73,584,642)	(1,071,224,073)

	(4,853,834)	(43,006,160)	(29,458,679)	(437,515,519)

Class B Shares
Shares sold	46,591	407,503	170,012	2,357,634
Reinvestment of dividends and distributions	9,265	79,768	—	—
Shares repurchased	(120,809)	(1,015,296)	(826,648)	(11,501,999)

	(64,953)	(528,025)	(656,636)	(9,144,365)

Class C Shares
Shares sold	599,243	4,789,083	568,962	7,841,917
Reinvestment of dividends and distributions	3,235	27,860	—	—
Shares repurchased	(648,481)	(5,288,335)	(633,142)	(8,771,730)

	(46,003)	(471,392)	(64,180)	(929,813)

Institutional Shares
Shares sold	130,305	1,117,339	29,586,957	447,689,045
Reinvestment of dividends and distributions	17,777	158,388	128,642	1,966,939
Shares repurchased	(609,641)	(5,521,706)	(17,125,718)	(244,815,335)

	(461,559)	(4,245,979)	12,589,881	204,840,649

Service Shares
Shares sold	—	—	145,235	2,058,395
Reinvestment of dividends and distributions	6	50	1,935	28,964
Shares repurchased	—	—	(110,928)	(1,607,409)

	6	50	36,242	479,950

NET INCREASE (DECREASE)	(5,426,343)	$(48,251,506)	(17,553,372)	$(242,269,098)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,855,508	$30,860,254	14,149,344	$125,952,367	3,057,929	$23,792,659	7,805,047	$68,210,840

15,915	129,226	—	—	—	—	—	—

(3,868,500)	(30,784,383)	(24,225,465)	(217,757,989)	(4,610,829)	(35,238,388)	(8,572,711)	(75,093,954)

2,923	205,097	(10,076,121)	(91,805,622)	(1,552,900)	(11,445,729)	(767,664)	(6,883,114)

44,894	368,684	30,290	270,667	31,083	251,380	59,115	536,967

2,238	17,881	—	—	—	—	—	—

(70,114)	(559,405)	(57,180)	(497,072)	(49,082)	(351,835)	(152,767)	(1,307,749)

(22,982)	(172,840)	(26,890)	(226,405)	(17,999)	(100,455)	(93,652)	(770,782)

866,393	6,607,476	306,348	2,685,864	55,024	421,676	391,754	3,455,362

2,440	19,453	—	—	—	—	—	—

(810,128)	(6,291,756)	(318,893)	(2,818,482)	(46,556)	(339,795)	(394,448)	(3,498,577)

58,705	335,173	(12,545)	(132,618)	8,468	81,881	(2,694)	(43,215)

676,103	5,430,598	5,642,063	51,953,893	2,750,233	21,863,762	703,521	6,599,008

1,617	13,419	—	—	—	—	—	—

(111,684)	(912,827)	(8,880,283)	(81,965,405)	(3,755,933)	(30,038,090)	(617,207)	(5,709,373)

566,036	4,531,190	(3,238,220)	(30,011,512)	(1,005,700)	(8,174,328)	86,314	889,635

—	—	2,318	21,023	7,087	49,290	—	—

2	15	—	—	—	—	—	—

—	—	(30)	(250)	(1,152)	(8,614)	—	—

2	15	2,288	20,773	5,935	40,676	—	—

604,684	$4,898,635	(13,351,488)	$(122,155,384)	(2,562,196)	$(19,597,955)	(777,696)	$(6,807,476)

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	$7.64	$0.04	(c)	$0.55	$0.59	$— (d)	$—	$—	$— (d)
2003 - Class B Shares	7.48	0.02	(c)	0.51	0.53	—	—	—	—
2003 - Class C Shares	7.48	0.02	(c)	0.52	0.54	—	—	—	—
2003 - Institutional Shares	7.80	0.07	(c)	0.58	0.65	(0.09)	—	—	(0.09)
2003 - Service Shares	7.70	0.07	(c)	0.54	0.61	(0.06)	—	—	(0.06)

2002 - Class A Shares	9.31	0.01	(c)	(1.40)	(1.39)	—	—	(0.28)	(0.28)
2002 - Class B Shares	9.17	(0.02	) (c)	(1.39)	(1.41)	—	—	(0.28)	(0.28)
2002 - Class C Shares	9.18	(0.01	) (c)	(1.41)	(1.42)	—	—	(0.28)	(0.28)
2002 - Institutional Shares	9.46	0.07	(c)	(1.45)	(1.38)	—	—	(0.28)	(0.28)
2002 - Service Shares	9.38	0.06	(c)	(1.46)	(1.40)	—	—	(0.28)	(0.28)

2001 - Class A Shares	13.82	(0.02	) (c)	(2.93)	(2.95)	—	—	(1.56)	(1.56)
2001 - Class B Shares	13.69	(0.07	) (c)	(2.89)	(2.96)	—	—	(1.56)	(1.56)
2001 - Class C Shares	13.72	(0.07	) (c)	(2.91)	(2.98)	—	—	(1.56)	(1.56)
2001 - Institutional Shares	14.00	0.08	(c)	(3.00)	(2.92)	—	(0.06)	(1.56)	(1.62)
2001 - Service Shares	13.86	0.02	(c)	(2.94)	(2.92)	—	—	(1.56)	(1.56)

2000 - Class A Shares	11.75	—	(c)	2.78	2.78	—	—	(0.71)	(0.71)
2000 - Class B Shares	11.71	(0.04	) (c)	2.73	2.69	—	—	(0.71)	(0.71)
2000 - Class C Shares	11.72	(0.04	) (c)	2.75	2.71	—	—	(0.71)	(0.71)
2000 - Institutional Shares	11.82	0.10	(c)	2.79	2.89	—	—	(0.71)	(0.71)
2000 - Service Shares	11.76	0.01	(c)	2.80	2.81	—	—	(0.71)	(0.71)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	12.20	0.05		(0.50)	(0.45)	—	—	—	—
1999 - Class B Shares	12.19	0.03		(0.51)	(0.48)	—	—	—	—
1999 - Class C Shares	12.20	0.04		(0.52)	(0.48)	—	—	—	—
1999 - Institutional Shares	12.23	0.18		(0.59)	(0.41)	—	—	—	—
1999 - Service Shares	12.20	0.08		(0.52)	(0.44)	—	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—	—
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21	2.19	—	—	—	—
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21	2.20	—	—	—	—
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24	2.23	—	—	—	—
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.23	7.74%	$33,429	1.82%		0.61%		2.89%		(0.46)%		131%
8.01	7.23	1,727	2.32		0.21		3.39		(0.86)		131
8.02	7.09	882	2.32		0.26		3.39		(0.81)		131
8.36	8.49	2,606	1.17		0.98		2.24		(0.09)		131
8.25	7.96	2	1.67		0.98		2.74		(0.09)		131

7.64	(15.31)	37,017	1.81		0.16		2.54		(0.57)		88
7.48	(15.88)	1,737	2.31		(0.21)		3.04		(0.94)		88
7.48	(15.86)	629	2.31		(0.17)		3.04		(0.90)		88
7.80	(14.95)	5,238	1.16		0.82		1.89		0.09		88
7.70	(15.29)	2	1.66		0.64		2.39		(0.09)		88

9.31	(23.47)	90,347	1.79		(0.16)		2.17		(0.54)		110
9.17	(23.80)	2,727	2.29		(0.63)		2.67		(1.01)		110
9.18	(23.89)	1,195	2.29		(0.64)		2.67		(1.02)		110
9.46	(22.94)	10,713	1.14		0.71		1.52		0.33		110
9.38	(23.16)	2	1.64		0.14		2.02		(0.24)		110

13.82	24.04	139,966	1.79		0.02		2.17		(0.36)		98
13.69	23.32	4,538	2.29		(0.27)		2.67		(0.65)		98
13.72	23.48	1,482	2.29		(0.26)		2.67		(0.64)		98
14.00	24.85	14,630	1.14		0.70		1.52		0.32		98
13.86	24.28	2	1.64		0.09		2.02		(0.29)		98

11.75	(3.69)	74,862	1.79	(b)	0.80	(b)	2.29	(b)	0.30	(b)	55
11.71	(3.94)	879	2.29	(b)	0.43	(b)	2.79	(b)	(0.07	)(b)	55
11.72	(3.93)	388	2.29	(b)	0.42	(b)	2.79	(b)	(0.08	)(b)	55
11.82	(3.35)	5,965	1.14	(b)	1.53	(b)	1.64	(b)	1.03	(b)	55
11.76	(3.61)	2	1.64	(b)	1.10	(b)	2.14	(b)	0.60	(b)	55

12.20	22.00	61,151	1.79	(b)	(1.19	)(b)	2.80	(b)	(2.20	)(b)	71
12.19	21.90	432	2.29	(b)	(1.78	)(b)	3.30	(b)	(2.79	)(b)	71
12.20	22.00	587	2.29	(b)	(1.83	)(b)	3.30	(b)	(2.84	)(b)	71
12.23	22.30	12,740	1.14	(b)	(0.33	)(b)	2.15	(b)	(1.34	)(b)	71
12.20	22.00	2	1.64	(b)	(0.69	)(b)	2.65	(b)	(1.70	)(b)	71

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	$12.97	$0.03	(c)	$0.56	$0.59	$(0.15)	$—	$—	$(0.15)
2003 - Class B Shares	12.61	(0.02	) (c)	0.53	0.51	(0.10)	—	—	(0.10)
2003 - Class C Shares	12.46	(0.01	) (c)	0.51	0.50	(0.13)	—	—	(0.13)
2003 - Institutional Shares	13.32	0.10	(c)	0.58	0.68	(0.30)	—	—	(0.30)
2003 - Service Shares	13.00	0.06	(c)	0.55	0.61	(0.23)	—	—	(0.23)

2002 - Class A Shares	15.64	—	(c)(d)	(2.61)	(2.61)	(0.06)	—	—	(0.06)
2002 - Class B Shares	15.23	(0.06	) (c)	(2.56)	(2.62)	—	—	—	—
2002 - Class C Shares	15.05	(0.06	) (c)	(2.53)	(2.59)	—	—	—	—
2002 - Institutional Shares	16.09	0.13	(c)	(2.72)	(2.59)	(0.18)	—	—	(0.18)
2002 - Service Shares	15.71	0.04	(c)	(2.64)	(2.60)	(0.11)	—	—	(0.11)

2001 - Class A Shares	23.59	(0.02	) (c)	(5.80)	(5.82)	—	—	(2.13)	(2.13)
2001 - Class B Shares	23.14	(0.12	) (c)	(5.66)	(5.78)	—	—	(2.13)	(2.13)
2001 - Class C Shares	22.89	(0.11	) (c)	(5.60)	(5.71)	—	—	(2.13)	(2.13)
2001 - Institutional Shares	24.06	0.11	(c)	(5.95)	(5.84)	—	—	(2.13)	(2.13)
2001 - Service Shares	23.65	0.02	(c)	(5.83)	(5.81)	—	—	(2.13)	(2.13)

2000 - Class A Shares	23.12	(0.03	) (c)	3.41	3.38	(0.10)	(0.24)	(2.57)	(2.91)
2000 - Class B Shares	22.73	(0.16	) (c)	3.38	3.22	(0.07)	(0.17)	(2.57)	(2.81)
2000 - Class C Shares	22.54	(0.14	) (c)	3.35	3.21	(0.09)	(0.20)	(2.57)	(2.86)
2000 - Institutional Shares	23.49	0.14	(c)	3.46	3.60	(0.14)	(0.32)	(2.57)	(3.03)
2000 - Service Shares	23.14	(0.01	) (c)	3.45	3.44	(0.11)	(0.25)	(2.57)	(2.93)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20	—	—	—	—
1999 - Class B Shares	21.63	(0.02)		1.12	1.10	—	—	—	—
1999 - Class C Shares	21.45	(0.03)		1.12	1.09	—	—	—	—
1999 - Institutional Shares	22.20	0.12	(c)	1.17 (c)	1.29	—	—	—	—
1999 - Service Shares	21.93	0.06		1.15	1.21	—	—	—	—

FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18	—	—	(1.11)	(1.11)
1999 - Class B Shares	19.70	(0.17)		3.21	3.04	—	—	(1.11)	(1.11)
1999 - Class C Shares	19.56	(0.15)		3.15	3.00	—	—	(1.11)	(1.11)
1999 - Institutional Shares	19.97	0.03		3.31	3.34	—	—	(1.11)	(1.11)
1999 - Service Shares	19.84	(0.04)		3.24	3.20	—	—	(1.11)	(1.11)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.41	4.69%	$313,197	1.80%		0.29%		1.87%		0.22%		62%
13.02	4.17	26,438	2.30		(0.18)		2.37		(0.25)		62
12.83	4.17	13,814	2.30		(0.12)		2.37		(0.19)		62
13.70	5.39	196,494	1.15		0.82		1.22		0.75		62
13.38	4.93	1,270	1.65		0.52		1.72		0.45		62

12.97	(16.76)	503,843	1.80		0.01		1.86		(0.05)		118
12.61	(17.20)	32,317	2.30		(0.43)		2.36		(0.49)		118
12.46	(17.21)	13,832	2.30		(0.40)		2.36		(0.46)		118
13.32	(16.22)	409,736	1.15		0.90		1.21		0.84		118
13.00	(16.63)	5,122	1.65		0.25		1.71		0.19		118

15.64	(26.49)	1,068,155	1.79		(0.10)		1.83		(0.14)		63
15.23	(26.86)	49,019	2.29		(0.64)		2.33		(0.68)		63
15.05	(26.85)	17,665	2.29		(0.62)		2.33		(0.66)		63
16.09	(26.03)	292,298	1.14		0.57		1.18		0.53		63
15.71	(26.41)	5,621	1.64		0.12		1.68		0.08		63

23.59	14.68	1,343,869	1.79		(0.12)		1.84		(0.17)		80
23.14	14.20	80,274	2.29		(0.65)		2.34		(0.70)		80
22.89	14.28	22,031	2.29		(0.59)		2.34		(0.64)		80
24.06	15.45	325,161	1.14		0.54		1.19		0.49		80
23.65	15.00	3,789	1.64		(0.02)		1.69		(0.07)		80

23.12	5.47	943,473	1.79	(b)	0.31	(b)	1.84	(b)	0.26	(b)	61
22.73	5.09	68,691	2.29	(b)	(0.19	)(b)	2.34	(b)	(0.24	)(b)	61
22.54	5.08	11,241	2.29	(b)	(0.26	)(b)	2.34	(b)	(0.31	)(b)	61
23.49	5.81	180,564	1.14	(b)	0.89	(b)	1.19	(b)	0.84	(b)	61
23.14	5.52	3,852	1.64	(b)	0.47	(b)	1.69	(b)	0.42	(b)	61

21.92	16.39	947,973	1.73		(0.28)		1.82		(0.37)		114
21.63	15.80	69,231	2.24		(0.79)		2.32		(0.87)		114
21.45	15.70	11,619	2.24		(0.98)		2.32		(1.06)		114
22.20	17.09	111,315	1.13		0.23		1.21		0.15		114
21.93	16.49	3,568	1.63		(0.18)		1.71		(0.26)		114

 GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders

	Net asset					In excess
	value,	Net		Net realized	Total from	of net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of period	loss		gains (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	$7.70	$(0.06	) (c)	$(0.25)	$(0.31)	$—	$—	$—
2003 - Class B Shares	7.55	(0.09	) (c)	(0.27)	(0.36)	—	—	—
2003 - Class C Shares	7.53	(0.09	) (c)	(0.26)	(0.35)	—	—	—
2003 - Institutional Shares	7.90	(0.02	) (c)	(0.26)	(0.28)	—	—	—
2003 - Service Shares	7.77	(0.04	) (c)	(0.26)	(0.30)	—	—	—

2002 - Class A Shares	8.82	(0.09	) (c)	(0.95)	(1.04)	—	(0.08)	(0.08)
2002 - Class B Shares	8.69	(0.13	) (c)	(0.93)	(1.06)	—	(0.08)	(0.08)
2002 - Class C Shares	8.67	(0.13	) (c)	(0.93)	(1.06)	—	(0.08)	(0.08)
2002 - Institutional Shares	9.00	(0.04	) (c)	(0.98)	(1.02)	—	(0.08)	(0.08)
2002 - Service Shares	8.88	(0.07	) (c)	(0.96)	(1.03)	—	(0.08)	(0.08)

2001 - Class A Shares	15.77	(0.14	) (c)	(5.80)	(5.94)	—	(1.01)	(1.01)
2001 - Class B Shares	15.63	(0.20	) (c)	(5.73)	(5.93)	—	(1.01)	(1.01)
2001 - Class C Shares	15.58	(0.19	) (c)	(5.71)	(5.90)	—	(1.01)	(1.01)
2001 - Institutional Shares	15.96	(0.08	) (c)	(5.87)	(5.95)	—	(1.01)	(1.01)
2001 - Service Shares	15.83	(0.11	) (c)	(5.83)	(5.94)	—	(1.01)	(1.01)

2000 - Class A Shares	16.24	(0.20	) (c)	1.67	1.47	(0.21)	(1.73)	(1.94)
2000 - Class B Shares	16.14	(0.28	) (c)	1.68	1.40	(0.18)	(1.73)	(1.91)
2000 - Class C Shares	16.16	(0.28	) (c)	1.64	1.36	(0.21)	(1.73)	(1.94)
2000 - Institutional Shares	16.36	(0.09	) (c)	1.67	1.58	(0.25)	(1.73)	(1.98)
2000 - Service Shares	16.22	(0.16	) (c)	1.65	1.49	(0.15)	(1.73)	(1.88)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18	—	—	—
1999 - Class B Shares	11.03	(0.09)		5.20	5.11	—	—	—
1999 - Class C Shares	11.04	(0.08)		5.20	5.12	—	—	—
1999 - Institutional Shares	11.10	(0.03)		5.29	5.26	—	—	—
1999 - Service Shares	11.04	(0.06)		5.24	5.18	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11	(0.01)	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.39	(4.03)%	$19,088	1.84%		(0.91)%		3.15%		(2.22)%		115%
7.19	(4.77)	1,556	2.34		(1.40)		3.65		(2.71)		115
7.18	(4.65)	1,784	2.34		(1.40)		3.65		(2.71)		115
7.62	(3.54)	5,057	1.19		(0.34)		2.50		(1.65)		115
7.47	(3.86)	1	1.69		(0.54)		3.00		(1.85)		115

7.70	(11.84)	16,863	1.83		(1.11)		3.19		(2.47)		98
7.55	(12.25)	1,807	2.33		(1.59)		3.69		(2.95)		98
7.53	(12.28)	2,389	2.33		(1.60)		3.69		(2.96)		98
7.90	(11.38)	6,480	1.18		(0.45)		2.54		(1.81)		98
7.77	(11.65)	1	1.68		(0.88)		3.04		(2.24)		98

8.82	(39.60)	19,289	1.80		(1.19)		2.29		(1.68)		75
8.69	(39.90)	2,281	2.30		(1.67)		2.79		(2.16)		75
8.67	(39.84)	2,242	2.30		(1.65)		2.79		(2.14)		75
9.00	(39.16)	2,285	1.15		(0.64)		1.64		(1.13)		75
8.88	(39.44)	2	1.65		(0.94)		2.14		(1.43)		75

15.77	8.47	69,741	1.74		(1.20)		2.10		(1.56)		61
15.63	8.12	5,783	2.24		(1.67)		2.60		(2.03)		61
15.58	7.82	4,248	2.24		(1.66)		2.60		(2.02)		61
15.96	9.14	27,768	1.09		(0.53)		1.45		(0.89)		61
15.83	8.65	3	1.59		(0.94)		1.95		(1.30)		61

16.24	46.84	34,279	1.70	(b)	(1.17	)(b)	2.62	(b)	(2.09	)(b)	45
16.14	46.33	4,219	2.20	(b)	(1.57	)(b)	3.12	(b)	(2.49	)(b)	45
16.16	46.41	3,584	2.20	(b)	(1.81	)(b)	3.12	(b)	(2.73	)(b)	45
16.36	47.40	22,709	1.05	(b)	(0.37	)(b)	1.97	(b)	(1.29	)(b)	45
16.22	46.92	3	1.55	(b)	(0.74	)(b)	2.47	(b)	(1.66	)(b)	45

11.06	10.60	8,391	1.64	(b)	(1.20	)(b)	4.18	(b)	(3.74	)(b)	53
11.03	10.30	1,427	2.15	(b)	(1.76	)(b)	4.69	(b)	(4.30	)(b)	53
11.04	10.40	284	2.15	(b)	(1.69	)(b)	4.69	(b)	(4.23	)(b)	53
11.10	11.06	11,418	1.03	(b)	(0.36	)(b)	3.57	(b)	(2.90	)(b)	53
11.04	10.43	2	1.53	(b)	(0.68	)(b)	4.07	(b)	(3.22	)(b)	53

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset					In excess
	value,	Net		Net realized	Total from	of net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of period	income (loss)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	$7.96	$—	(c)(d)	$1.26	$1.26	$—	$—	$—
2003 - Class B Shares	7.81	(0.03	)(c)	1.21	1.18	—	—	—
2003 - Class C Shares	7.80	(0.03	)(c)	1.21	1.18	—	—	—
2003 - Institutional Shares	8.20	0.06	(c)	1.29	1.35	—	—	—
2003 - Service Shares	8.01	0.03	(c)	1.25	1.28	—	—	—

2002 - Class A Shares	9.81	(0.07	)(c)	(1.78)	(1.85)	—	—	—
2002 - Class B Shares	9.66	(0.11	)(c)	(1.74)	(1.85)	—	—	—
2002 - Class C Shares	9.66	(0.11	)(c)	(1.75)	(1.86)	—	—	—
2002 - Institutional Shares	10.03	(0.01	)(c)	(1.82)	(1.83)	—	—	—
2002 - Service Shares	9.85	(0.04	)(c)	(1.80)	(1.84)	—	—	—

2001 - Class A Shares	16.12	(0.12	)(c)	(5.21)	(5.33)	—	(0.98)	(0.98)
2001 - Class B Shares	15.98	(0.18	)(c)	(5.16)	(5.34)	—	(0.98)	(0.98)
2001 - Class C Shares	15.97	(0.17	)(c)	(5.16)	(5.33)	—	(0.98)	(0.98)
2001 - Institutional Shares	16.37	(0.05	)(c)	(5.31)	(5.36)	—	(0.98)	(0.98)
2001 - Service Shares	16.16	(0.10	)(c)	(5.23)	(5.33)	—	(0.98)	(0.98)

2000 - Class A Shares	13.24	(0.12	)(c)	3.52	3.40	—	(0.52)	(0.52)
2000 - Class B Shares	13.19	(0.18	)(c)	3.49	3.31	—	(0.52)	(0.52)
2000 - Class C Shares	13.19	(0.19	)(c)	3.49	3.30	—	(0.52)	(0.52)
2000 - Institutional Shares	13.35	(0.03	)(c)	3.57	3.54	—	(0.52)	(0.52)
2000 - Service Shares	13.24	(0.10	)(c)	3.54	3.44	—	(0.52)	(0.52)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62	—	—	—
1999 - Class B Shares	10.61	(0.08	)(c)	2.66	2.58	—	—	—
1999 - Class C Shares	10.61	(0.08	)(c)	2.66	2.58	—	—	—
1999 - Institutional Shares	10.66	—		2.69	2.69	—	—	—
1999 - Service Shares	10.61	(0.02)		2.65	2.63	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67	(0.01)	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.22	15.83%	$29,846	1.91%		0.02%		2.66%		(0.73)%		87%
8.99	15.11	1,285	2.41		(0.38)		3.16		(1.13)		87
8.98	15.13	1,653	2.41		(0.44)		3.16		(1.19)		87
9.55	16.46	28,721	1.26		0.83		2.01		0.08		87
9.29	15.98	56	1.76		0.34		2.51		(0.41)		87

7.96	(18.86)	51,188	2.03		(0.77)		2.37		(1.11)		56
7.81	(19.15)	1,171	2.53		(1.22)		2.87		(1.56)		56
7.80	(19.25)	1,377	2.53		(1.23)		2.87		(1.57)		56
8.20	(18.25)	41,175	1.38		(0.12)		1.72		(0.46)		56
8.01	(18.68)	25	1.88		(0.49)		2.22		(0.83)		56

9.81	(34.26)	161,849	2.05		(1.02)		2.13		(1.10)		64
9.66	(34.64)	1,709	2.55		(1.51)		2.63		(1.59)		64
9.66	(34.60)	1,826	2.55		(1.47)		2.63		(1.55)		64
10.03	(33.90)	82,850	1.40		(0.38)		1.48		(0.46)		64
9.85	(34.17)	8	1.90		(0.86)		1.98		(0.94)		64

16.12	26.26	327,697	2.05		(0.79)		2.22		(0.96)		73
15.98	25.66	2,827	2.55		(1.16)		2.72		(1.33)		73
15.97	25.58	3,672	2.55		(1.23)		2.72		(1.40)		73
16.37	27.12	187,075	1.40		(0.19)		1.57		(0.36)		73
16.16	26.57	3	1.90		(0.63)		2.07		(0.80)		73

13.24	24.67	69,458	2.05	(b)	(0.68	)(b)	2.42	(b)	(1.05	)(b)	59
13.19	24.32	303	2.55	(b)	(1.16	)(b)	2.92	(b)	(1.53	)(b)	59
13.19	24.32	419	2.55	(b)	(1.21	)(b)	2.92	(b)	(1.58	)(b)	59
13.35	25.24	65,772	1.40	(b)	(0.05	)(b)	1.77	(b)	(0.42	)(b)	59
13.24	24.79	2	1.90	(b)	(0.35	)(b)	2.27	(b)	(0.72	)(b)	59

10.62	6.20	33,002	2.02	(b)	(1.03	)(b)	3.60	(b)	(2.61	)(b)	96
10.61	6.10	213	2.51	(b)	(1.30	)(b)	4.09	(b)	(2.88	)(b)	96
10.61	6.10	175	2.51	(b)	(1.45	)(b)	4.09	(b)	(3.03	)(b)	96
10.66	6.67	36,992	1.40	(b)	(0.19	)(b)	2.98	(b)	(1.77	)(b)	96
10.61	6.10	2	1.90	(b)	(0.26	)(b)	3.48	(b)	(1.84	)(b)	96

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	$7.14	$0.03	(c)	$1.97	$2.00	$—	$—	$—	$—
2003 - Class B Shares	7.00	(0.01	) (c)	1.92	1.91	—	—	—	—
2003 - Class C Shares	7.01	(0.01	) (c)	1.92	1.91	—	—	—	—
2003 - Institutional Shares	7.37	0.08	(c)	2.04	2.12	—	—	—	—
2003 - Service Shares	7.07	0.04	(c)	1.95	1.99	—	—	—	—

2002 - Class A Shares	7.21	(0.04	) (c)	(0.03)	(0.07)	—	—	—	—
2002 - Class B Shares	7.09	(0.08	) (c)	(0.01)	(0.09)	—	—	—	—
2002 - Class C Shares	7.11	(0.08	) (c)	(0.02)	(0.10)	—	—	—	—
2002 - Institutional Shares	7.38	0.01	(c)	(0.02)	(0.01)	—	—	—	—
2002 - Service Shares	7.12	(0.06	) (c)	0.01	(0.05)	—	—	—	—

2001 - Class A Shares	10.83	0.01	(c)	(3.27)	(3.26)	—	—	(0.36)	(0.36)
2001 - Class B Shares	10.72	(0.02	) (c)	(3.25)	(3.27)	—	—	(0.36)	(0.36)
2001 - Class C Shares	10.75	(0.03	) (c)	(3.25)	(3.28)	—	—	(0.36)	(0.36)
2001 - Institutional Shares	11.02	0.05	(c)	(3.33)	(3.28)	—	—	(0.36)	(0.36)
2001 - Service Shares	10.63	0.08	(c)	(3.23)	(3.15)	—	—	(0.36)	(0.36)

2000 - Class A Shares	9.26	(0.05	) (c)	1.62	1.57	—	—	—	—
2000 - Class B Shares	9.21	(0.11	) (c)	1.62	1.51	—	—	—	—
2000 - Class C Shares	9.24	(0.10	) (c)	1.61	1.51	—	—	—	—
2000 - Institutional Shares	9.37	0.01	(c)	1.64	1.65	—	—	—	—
2000 - Service Shares	9.05	0.01	(c)	1.57	1.58	—	—	—	—
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22	—	—	—	—
1999 - Class B Shares	7.03	(0.03)		2.21	2.18	—	—	—	—
1999 - Class C Shares	7.05	(0.03)		2.22	2.19	—	—	—	—
1999 - Institutional Shares	7.09	0.02		2.26	2.28	—	—	—	—
1999 - Service Shares	6.87	0.01		2.17	2.18	—	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)	(0.07)	(0.22)	—	(0.29)
1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)	(0.07)	(0.21)	—	(0.28)
1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)	(0.07)	(0.20)	—	(0.27)
1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)	(0.08)	(0.23)	—	(0.31)
1999 - Service Shares	9.69	(0.13)		(2.41)	(2.54)	(0.07)	(0.21)	—	(0.28)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.14	28.01%	$24,504	2.25%		0.40%		2.42%		0.23%		82%
8.91	27.29	1,428	2.75		(0.10)		2.92		(0.27)		82
8.92	27.10	972	2.75		(0.18)		2.92		(0.35)		82
9.49	28.77	78,132	1.60		1.07		1.77		0.90		82
9.06	28.15	185	2.10		0.52		2.27		0.35		82

7.14	(0.97)	22,442	2.25		(0.51)		2.56		(0.82)		104
7.00	(1.27)	1,351	2.75		(1.03)		3.06		(1.34)		104
7.01	(1.41)	706	2.75		(1.04)		3.06		(1.35)		104
7.37	(0.14)	66,920	1.60		0.13		1.91		(0.18)		104
7.07	(0.70)	50	2.10		(0.93)		2.41		(1.24)		104

7.21	(30.55)	33,827	2.24		0.11		2.49		(0.14)		139
7.09	(30.97)	1,498	2.74		(0.29)		2.99		(0.54)		139
7.11	(30.98)	656	2.74		(0.41)		2.99		(0.66)		139
7.38	(30.20)	74,483	1.59		0.63		1.84		0.38		139
7.12	(30.08)	8	1.55		0.97		2.34		0.18		139

10.83	16.95	64,279	2.11		(0.49)		2.30		(0.68)		125
10.72	16.40	2,187	2.61		(1.00)		2.80		(1.19)		125
10.75	16.34	1,304	2.61		(0.96)		2.80		(1.15)		125
11.02	17.61	145,774	1.46		0.13		1.65		(0.06)		125
10.63	17.46	2	1.96		0.14		2.15		(0.05)		125

9.26	31.53	65,698	2.04	(b)	(0.15	)(b)	2.41	(b)	(0.52	)(b)	63
9.21	31.01	972	2.54	(b)	(0.71	)(b)	2.91	(b)	(1.08	)(b)	63
9.24	31.06	1,095	2.54	(b)	(0.85	)(b)	2.91	(b)	(1.22	)(b)	63
9.37	32.16	108,574	1.39	(b)	0.50	(b)	1.76	(b)	0.13	(b)	63
9.05	31.73	2	1.89	(b)	0.12	(b)	2.26	(b)	(0.25	)(b)	63

7.04	(24.32)	52,704	2.09		0.80		2.53		0.36		154
7.03	(24.51)	459	2.59		0.19		3.03		(0.25)		154
7.05	(24.43)	273	2.59		0.28		3.03		(0.16)		154
7.09	(23.66)	90,189	1.35		1.59		1.79		1.15		154
6.87	(26.17)	1	1.85		(1.84)		2.29		(2.28)		154

 GOLDMAN SACHS ASIA GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from				Distributions to
		investment operations				shareholders

	Net asset	Net				In excess
	value,	investment		Net realized	Total from	of net
	beginning	income		and unrealized	investment	investment
	of period	(loss)		gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	$8.65	$0.07	(c)	$0.65	$0.72	$—
2003 - Class B Shares	8.39	0.02	(c)	0.63	0.65	—
2003 - Class C Shares	8.37	0.03	(c)	0.60	0.63	—
2003 - Institutional Shares	8.97	0.21	(c)	0.64	0.85	—

2002 - Class A Shares	8.07	0.06	(c)	0.52	0.58	—
2002 - Class B Shares	7.87	0.01	(c)	0.51	0.52	—
2002 - Class C Shares	7.85	0.02	(c)	0.50	0.52	—
2002 - Institutional Shares	8.32	0.12	(c)	0.53	0.65	—

2001 - Class A Shares	11.16	0.04	(c)	(3.13)	(3.09)	—
2001 - Class B Shares	10.91	—	(c)(d)	(3.04)	(3.04)	—
2001 - Class C Shares	10.88	(0.01	) (c)	(3.02)	(3.03)	—
2001 - Institutional Shares	11.41	0.13	(c)	(3.22)	(3.09)	—

2000 - Class A Shares	11.07	(0.05	) (c)	0.14	0.09	—
2000 - Class B Shares	10.88	(0.11	) (c)	0.14	0.03	—
2000 - Class C Shares	10.85	(0.11	) (c)	0.14	0.03	—
2000 - Institutional Shares	11.24	0.01	(c)	0.16	0.17	—
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	7.79	(0.02)		3.30	3.28	—
1999 - Class B Shares	7.68	(0.04)		3.24	3.20	—
1999 - Class C Shares	7.68	(0.04)		3.21	3.17	—
1999 - Institutional Shares	7.91	0.01		3.36	3.37	(0.04)
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	8.38	0.07		(0.66)	(0.59)	—
1999 - Class B Shares	8.31	0.01		(0.64)	(0.63)	—
1999 - Class C Shares	8.29	—		(0.61)	(0.61)	—
1999 - Institutional Shares	8.44	0.03		(0.56)	(0.53)	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.37	8.20%	$35,070	1.89%		0.87%		3.34%		(0.58)%		224%
9.04	7.62	3,185	2.39		0.32		3.84		(1.13)		224
9.00	7.53	1,215	2.39		0.38		3.84		(1.07)		224
9.82	9.35	3,161	1.24		2.65		2.69		1.20		224

8.65	7.18	29,635	1.87		0.70		3.17		(0.60)		161
8.39	6.73	3,101	2.37		0.17		3.67		(1.13)		161
8.37	6.62	1,055	2.37		0.23		3.67		(1.07)		161
8.97	7.80	4,068	1.22		1.35		2.52		0.05		161

8.07	(27.53)	33,854	1.85		0.41		2.57		(0.31)		314
7.87	(27.80)	3,645	2.35		(0.04)		3.07		(0.76)		314
7.85	(27.78)	1,010	2.35		(0.07)		3.07		(0.79)		314
8.32	(26.93)	3,055	1.20		1.41		1.92		0.69		314

11.16	0.72	86,458	1.85		(0.39)		2.30		(0.84)		207
10.91	0.18	6,849	2.35		(0.91)		2.80		(1.36)		207
10.88	0.18	2,265	2.35		(0.91)		2.80		(1.36)		207
11.41	1.42	5,236	1.20		0.12		1.65		(0.33)		207

11.07	42.11	84,269	1.85	(b)	(0.38	)(b)	2.27	(b)	(0.80	)(b)	97
10.88	41.67	7,258	2.35	(b)	(0.90	)(b)	2.77	(b)	(1.32	)(b)	97
10.85	41.28	2,281	2.35	(b)	(0.89	)(b)	2.77	(b)	(1.31	)(b)	97
11.24	42.61	12,363	1.20	(b)	(0.14	)(b)	1.62	(b)	(0.28	)(b)	97

7.79	(7.04)	59,940	1.93		0.63		2.48		0.08		106
7.68	(7.58)	4,190	2.45		0.10		2.97		(0.42)		106
7.68	(7.36)	999	2.45		0.10		2.97		(0.42)		106
7.91	(6.28)	4,200	1.16		1.10		1.68		0.58		106

Report of Independent Auditors

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs European Equity Fund, International Equity Fund, Japanese Equity Fund, International Growth Opportunities Fund, Emerging Markets Equity Fund, and Asia Growth Fund (collectively “the International Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2003, the results of each of their operations and the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the four years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the International Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the International Equity Funds for the periods ended prior to August 31, 2000 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on the financial statements in their report dated October 8, 1999.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 22, 2003

Trustee and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios
		Office and		in Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen	Held by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

Ashok N. Bakhru Age: 61	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996- November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992- Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors-III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-Present).	62	None
			Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Patrick T. Harker Age: 44	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	62	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).	62	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Wilma J. Smelcer Age: 54	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-Present).	62	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios
		Office and		in Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen	Held by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

Richard P. Strubel Age: 64	Trustee	Since 1987	President, COO and Director, Unext, Inc. (provider of educational services via the internet) (1999-Present); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	62	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios
		Office and		in Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen	Held by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

*Gary D. Black Age: 43	Trustee	Since 2002	Managing Director, Goldman Sachs (June 2001-Present); Executive Vice President, AllianceBernstein (investment adviser) (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (investment adviser) (January 1999-October 2000); and Senior Research Analyst Sanford Bernstein (investment adviser) (February 1992-December 1998).	62	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
*James McNamara Age: 40	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).	62	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
*Alan A. Shuch Age: 53	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	62	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios
		Office and		in Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen	Held by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

*Kaysie P. Uniacke Age: 42	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies). President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies). Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).	62	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2003, the Trust consisted of 56 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of Office
	Position(s) Held	and Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 42	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
President — Goldman Sachs Mutual Fund Complex (registered investment companies).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).
John M. Perlowski 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 1997	Vice President, Goldman Sachs (July 1995-Present). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).
James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 43	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
James McNamara 32 Old Slip New York, NY 10005 Age: 40	Vice President & Trustee	Since 2001 Since 2002	Managing Director, Goldman Sachs (December 1998-Present);
Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 — April 1998).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).
Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended August 31, 2003, the total amount of income received by the International Equity and European Equity Funds from sources within foreign countries and possessions of the United States was $0.0517 and $0.0336 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the International Equity and European Equity Funds to such countries was $0.0366 and $0.0281 per share, respectively. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $335.8 billion in assets under management as of June 30, 2003 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
DOMESTIC EQUITY
FIXED INCOME
MONEY MARKET
Higher Risk/Return
Lower Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] *An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.*

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005 T R U S T E E S Ashok N. Bakhru, Chairman Gary D. Black Patrick T. Harker James A. McNamara Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke G O L D M A N , S AC H S & CO. Distributor and Transfer Agent G O L D M A N S AC H S A S S E T M A N AG E M E N T I N T E R N AT I O N A L Investment Adviser O F F I C E R S Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary G O L D M A N S AC H S I N T E R N AT I O N A L Christchurch Court 10-15 Newgate Street London, England EC1A 7HD Visit our internet address: www.gs.com/funds The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Investors should read the Prospectus carefully before investing or sending money. Holdings are as of August 31, 2003 and are subject to change in the future. Funds holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund’s may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. The Funds’ investment in Japanese securities will be particularly subject to the risks of adverse social, political and economic events which occur in Japan or affect Japanese markets. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Funds may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Concentration of the Funds’ assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a Funds’ assets were not geographically concentrated. The Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to a Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Funds’ investment in IPOs on its total returns may not be as significant. Goldman, Sachs & Co. is the distributor of the Funds. Copyright 2003 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2003 / 03-1563 INTLAR / 35.3K / 10-03

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 10(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to annual reports for the year ended August 31, 2003.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.

(a)(1)	Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2003

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Financial Officer
Goldman Sachs Trust

Date:	November 5, 2003